UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — March 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Dynamic Asset Allocation Growth Fund

Semiannual report
3 | 31 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 7, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020 as COVID-19, the disease caused by the coronavirus, spread around the world. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows.

Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Growth Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/20. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 16–17.

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Can you describe the investment environment for the period?

Global equities rallied during the first half of the reporting period. Solid U.S. fundamentals, including low unemployment, positive corporate earnings, and healthy consumer spending, boosted investor appetite for stocks. Concerns over stagnant global growth also eased. In October 2019, central banks across the globe introduced comprehensive stimulus packages. By mid-December 2019, the United States and China agreed to an initial trade deal, which supported stock momentum. Major stock indexes finished the fourth quarter of calendar 2019 at or near record highs.

Investor sentiment sharply reversed course in the second half of the period. In January 2020, a novel coronavirus [COVID-19] outbreak in China quickly spread to become a global pandemic. In an effort to slow contagion, governments instituted travel bans, businesses shut down, and populations were quarantined. This sudden stop in global economic activity caused a liquidity crisis in the financial markets. The S&P 500 Index, a broad measure of U.S. stocks, experienced its worst decline since the 2008 financial crisis. The yield on the 10-year U.S.

Dynamic Asset Allocation Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Treasury note plunged to a historic low of 0.70% as of March 31, 2020. Falling commodity prices posed new risks. A breakdown in supply negotiations between Saudi Arabia and Russia sent oil prices plummeting to under $20 per barrel [West Texas Intermediate as of March 30, 2020].

In March, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession. Dozens of central banks across Europe, Asia, and elsewhere announced similar economic relief packages. Financial markets stabilized somewhat in the final days of the period. For the six-month reporting period, investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 3.33%. The S&P 500 Index lost 12.31% and international stocks in developed markets fell 16.52%, as measured by the MSCI EAFE Index [ND], for the period.

How did Putnam Dynamic Asset Allocation Growth Fund perform for the six-month reporting period?

Putnam Dynamic Asset Allocation Growth Fund declined 13.30% compared with a loss of 13.70% for its primary benchmark, the all-stock Russell 3000 Index. The fund underperformed its secondary benchmark, the Putnam Blended Growth Benchmark, which lost 11.49% for the period. This custom benchmark is composed of 60% the Russell 3000 Index, 15% the MSCI EAFE Index [ND], 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index [GD].

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund 7

What strategies affected performance during the period?

Our asset allocation decisions were positive contributors to performance. In the first half of the reporting period, fund allocations were in line with the fund’s custom secondary benchmark, which comprises stocks and bonds. Relative to the custom benchmark, the portfolio shifted to an underweight position in equity risk during the second half of the reporting period. This helped the fund when COVID-19 fears sent equity markets into a tailspin. For our fixed-income allocations, the fund had a relative underweight position in credit risk and a slightly overweight position in interest-rate risk relative to the custom benchmark. These tactical allocation decisions were beneficial to the fund, especially during the height of market volatility. From February 20 to March 23, 2020, the S&P 500 Index lost over 33% and credit spreads widened to levels not seen since the financial crisis of 2008.

Our active implementation decisions detracted from custom-benchmark relative performance. Security selection within equities dampened fund results, particularly during the first half of the period. U.S. large-cap equity selection was the biggest source of weakness. These losses were partially offset by gains from our emerging-market stock selection. The fund’s opportunistic fixed-income positions, specifically a strategy focused on structured mortgage credit, also detracted from fund results.

How did the fund use derivatives for the period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and to equitize cash.

What is your outlook for the remainder of 2020?

We are closely monitoring the spread of the coronavirus, the impact of collapsed oil prices, and economic and financial disruptions in the credit markets. The speed and depth of this downturn have surprised investors and global policy makers alike. Global central banks and governments have taken monetary

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

and fiscal policy measures, but the pace of implementation remains slow.

Governments are doing more to support local businesses and households. On March 27, the federal government enacted the largest economic relief package in U.S. history — a $2 trillion bill intended to rescue the coronavirus-battered economy. We believe these measures will take time to work their way through the system. The United States has become the worldwide epicenter for COVID-19, surpassing China. Against this backdrop, we believe the United States is headed for a period of contraction, or more likely a recession.

We continue to monitor economic and credit market risks. We expect to see elevated volatility, at least over the near term. We also could see markets move lower before they improve later in the year. Therefore, we maintained our defensive positioning at the end of the first quarter of calendar 2020. We continue to monitor equity and fixed-income markets for a slowdown in volatility. At that time, we would consider adding securities with more attractive valuations. Available information on the spread of the virus and its impact around the world has been changing quickly. We may dip our toes back into risk assets should certain conditions materialize.

Thank you, Jason, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Dynamic Asset Allocation Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/8/94)
Before sales charge	6.86%	91.48%	6.71%	11.32%	2.17%	1.87%	0.62%	–11.12%	–13.30%
After sales charge	6.62	80.47	6.08	4.92	0.97	–3.99	–1.35	–16.23	–18.29
Class B (2/16/94)
Before CDSC	6.63	80.46	6.08	7.27	1.41	–0.38	–0.13	–11.74	–13.62
After CDSC	6.63	80.46	6.08	5.61	1.10	–2.85	–0.96	–16.12	–17.91
Class C (9/1/94)
Before CDSC	6.54	77.68	5.92	7.29	1.42	–0.40	–0.13	–11.74	–13.59
After CDSC	6.54	77.68	5.92	7.29	1.42	–0.40	–0.13	–12.62	–14.45
Class P (8/31/16)
Net asset value	7.15	97.46	7.04	13.39	2.55	3.12	1.03	–10.75	–13.13
Class R (1/21/03)
Net asset value	6.59	86.71	6.44	9.98	1.92	1.08	0.36	–11.37	–13.43
Class R5 (7/2/12)
Net asset value	7.13	96.61	6.99	12.91	2.46	2.72	0.90	–10.84	–13.16
Class R6 (7/2/12)
Net asset value	7.16	98.06	7.07	13.43	2.55	3.00	0.99	–10.79	–13.16
Class Y (7/14/94)
Net asset value	7.13	96.41	6.98	12.79	2.44	2.64	0.87	–10.85	–13.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

10 Dynamic Asset Allocation Growth Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	8.73%	162.92%	10.15%	32.36%	5.77%	12.49%	4.00%	–9.13%	–13.70%
Putnam Growth
Blended Benchmark*	—†	107.93	7.60	22.79	4.19	9.31	3.01	–7.52	–11.49
Lipper Mixed-Asset
Target Allocation
Growth Funds	7.00	79.90	5.97	13.26	2.46	4.50	1.42	–8.20	–11.57
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/20, there were 477, 468, 446, 395, 297, and 40 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/20

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1	1
Income	$0.259		$0.121	$0.145	$0.325	$0.219	$0.302	$0.319	$0.298
Capital gains	—		—	—	—	—	—	—	—
Total	$0.259		$0.121	$0.145	$0.325	$0.219	$0.302	$0.319	$0.298
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/19	$15.91	$16.88	$15.49	$14.79	$16.16	$15.49	$16.11	$16.16	$16.12
3/31/20	13.58	14.41	13.28	12.66	13.77	13.23	13.74	13.77	13.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Growth Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/19	1.07%	1.82%	1.82%	0.66%	1.32%	0.80%	0.70%	0.82%
Annualized expense ratio
for the six-month period
ended 3/31/20	1.06%	1.81%	1.81%	0.65%	1.31%	0.79%	0.69%	0.81%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/19 to 3/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.95	$8.43	$8.44	$3.04	$6.11	$3.69	$3.22	$3.78
Ending value (after expenses)	$867.00	$863.80	$864.10	$868.70	$865.70	$868.40	$868.40	$868.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/20, use the following calculation method. To find the value of your investment on 10/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.35	$9.12	$9.12	$3.29	$6.61	$3.99	$3.49	$4.09
Ending value (after expenses)	$1,019.70	$1,015.95	$1,015.95	$1,021.75	$1,018.45	$1,021.05	$1,021.55	$1,020.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash

Dynamic Asset Allocation Growth Fund 15

flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

16 Dynamic Asset Allocation Growth Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Growth Fund 17

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2020, Putnam employees had approximately $402,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund 19

The fund’s portfolio 3/31/20 (Unaudited)

COMMON STOCKS (67.4%)*	Shares	Value
Basic materials (1.8%)
Air Liquide SA (France)	4,567	$585,384
Akzo Nobel NV (Netherlands)	970	63,949
Anglo American PLC (United Kingdom)	161,097	2,815,055
Arkema SA (France)	19,635	1,357,846
Ashland Global Holdings, Inc.	12,200	610,854
Asian Paints, Ltd. (India)	118,549	2,587,707
Axalta Coating Systems, Ltd. †	67,800	1,170,906
Azrieli Group, Ltd. (Israel)	1,830	105,832
BHP Group PLC (United Kingdom)	98,869	1,529,202
Celanese Corp.	13,400	983,426
Cellnex Telecom, SA 144A (Spain) †	17,650	803,369
CF Industries Holdings, Inc.	91,400	2,486,080
China Lesso Group Holdings, Ltd. (China)	1,482,000	1,944,796
Covestro AG (Germany)	75,814	2,355,058
CRH PLC (Ireland)	61,831	1,685,446
DuPont de Nemours, Inc.	43,500	1,483,350
Eastman Chemical Co.	39,700	1,849,226
Eiffage SA (France)	19,640	1,390,946
Fortescue Metals Group, Ltd. (Australia)	167,728	1,024,445
Glencore PLC (United Kingdom)	17,001	25,948
HOCHTIEF AG (Germany)	3,667	243,853
Israel Chemicals, Ltd. (Israel)	194,186	616,948
JFE Holdings, Inc. (Japan)	28,000	182,242
LafargeHolcim, Ltd. (Switzerland)	19,658	718,633
Newcrest Mining, Ltd. (Australia)	21,304	299,337
NewMarket Corp.	2,500	957,175
Nippon Steel Corp. (Japan)	31,400	268,950
Nitto Denko Corp. (Japan)	18,600	830,303
Nucor Corp.	6,949	250,303
PPG Industries, Inc.	15,100	1,262,360
Reliance Steel & Aluminum Co.	15,700	1,375,163
Rio Tinto PLC (United Kingdom)	76,663	3,519,042
Sherwin-Williams Co. (The)	1,996	917,202
Shin-Etsu Chemical Co., Ltd. (Japan)	24,300	2,408,346
Steel Dynamics, Inc.	79,500	1,791,930
		42,500,612
Capital goods (4.6%)
ACS Actividades de Construccion y Servicios SA (Spain)	61,747	1,206,293
Allison Transmission Holdings, Inc.	46,900	1,529,409
Avery Dennison Corp.	17,600	1,792,912
BAE Systems PLC (United Kingdom)	86,858	560,464
Ball Corp.	24,718	1,598,266
Berry Global Group, Inc. †	51,700	1,742,807
Caterpillar, Inc.	11,600	1,346,064
Crown Holdings, Inc. †	28,400	1,648,336
Cummins, Inc.	47,800	6,468,296
Curtiss-Wright Corp.	5,500	508,255
Daikin Industries, Ltd. (Japan)	22,700	2,768,175

20 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (67.4%)* cont.	Shares	Value
Capital goods cont.
Dover Corp.	28,600	$2,400,684
Faurecia SA (France)	49,682	1,487,066
General Dynamics Corp.	2,343	310,002
HD Supply Holdings, Inc. †	74,750	2,125,143
HEICO Corp.	20,700	1,544,427
Hitachi High-Technologies Corp. (Japan)	24,700	1,833,397
Hitachi, Ltd. (Japan)	100,600	2,928,450
Honeywell International, Inc.	91,417	12,230,680
Ingersoll Rand, Inc. † S	56,809	1,408,862
Johnson Controls International PLC	159,124	4,289,983
L3Harris Technologies, Inc.	2,642	475,877
Legrand SA (France)	24,968	1,604,434
Lockheed Martin Corp.	40,950	13,880,003
Northrop Grumman Corp.	39,489	11,947,397
Obayashi Corp. (Japan)	102,700	879,754
Republic Services, Inc.	33,100	2,484,486
Sandvik AB (Sweden)	226,123	3,211,238
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	152,000	1,163,033
Teledyne Technologies, Inc. †	6,900	2,051,163
Tervita Corp. (Canada) †	179	441
Toshiba Corp. (Japan)	69,500	1,530,038
Trane Technologies PLC	64,400	5,318,796
Voltronic Power Technology Corp. (Taiwan)	71,000	1,471,483
Waste Management, Inc.	80,184	7,421,831
		105,167,945
Communication services (3.8%)
Altice USA, Inc. Class A †	136,400	3,040,356
AT&T, Inc.	133,027	3,877,737
BCE, Inc. (Canada)	20,088	824,046
BT Group PLC (United Kingdom)	464,708	677,788
China Mobile, Ltd. (China)	507,000	3,830,326
Comcast Corp. Class A	488,000	16,777,440
Crown Castle International Corp. R	53,300	7,696,520
Deutsche Telekom AG (Germany)	275,671	3,650,032
Equinix, Inc. R	10,600	6,620,442
Hikari Tsushin, Inc. (Japan)	4,500	754,991
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	258,000	350,272
Juniper Networks, Inc.	15,009	287,272
KDDI Corp. (Japan)	126,000	3,724,318
MTN Group, Ltd. (South Africa)	276,974	747,322
Nippon Telegraph & Telephone Corp. (Japan)	101,500	2,408,617
NTT DoCoMo, Inc. (Japan)	70,200	2,206,749
Safaricom PLC (Kenya)	7,518,600	1,916,902
SES SA (France)	13,908	81,832
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	4,079,300	788,564
Telstra Corp., Ltd. (Australia)	526,901	1,005,632
Verizon Communications, Inc.	509,874	27,395,530
		88,662,688

Dynamic Asset Allocation Growth Fund 21

COMMON STOCKS (67.4%)* cont.	Shares	Value
Communications equipment (1.1%)
Cisco Systems, Inc.	622,009	$24,451,174
		24,451,174
Computers (3.2%)
Apple, Inc.	235,042	59,768,830
Aspen Technology, Inc. †	16,000	1,521,120
Fortinet, Inc. †	52,500	5,311,425
Fujitsu, Ltd. (Japan)	12,100	1,091,893
Otsuka Corp. (Japan)	35,100	1,501,742
Synopsys, Inc. †	34,918	4,497,089
		73,692,099
Conglomerates (0.5%)
AMETEK, Inc.	41,300	2,974,426
Danaher Corp.	57,500	7,958,575
Orkla ASA (Norway)	45,172	386,556
		11,319,557
Consumer cyclicals (9.0%)
ABC-Mart, Inc. (Japan)	4,200	210,651
Adecco Group AG (Switzerland)	32,163	1,269,015
Amazon.com, Inc. †	27,384	53,391,132
Aristocrat Leisure, Ltd. (Australia)	77,661	1,004,857
Automatic Data Processing, Inc.	3,987	544,943
AutoZone, Inc. †	567	479,682
Avalara, Inc. †	21,700	1,618,820
Berkeley Group Holdings PLC (The) (United Kingdom)	23,130	1,033,936
Booking Holdings, Inc. †	7,200	9,686,304
Booz Allen Hamilton Holding Corp.	36,300	2,491,632
Brambles, Ltd. (Australia)	219,497	1,448,569
Bridgestone Corp. (Japan)	8,700	267,727
China International Travel Service Corp., Ltd. Class A (China)	48	457
CK Hutchison Holdings, Ltd. (Hong Kong)	183,000	1,227,254
Clear Channel Outdoor Holdings, Inc. †	4,244	2,716
Clicks Group, Ltd. (South Africa)	130,753	1,880,401
Companhia De Locacao das Americas (Brazil)	442,594	893,518
Compass Group PLC (United Kingdom)	157,524	2,461,251
CoStar Group, Inc. †	2,600	1,526,746
D.R. Horton, Inc.	35,000	1,190,000
Daiwa House Industry Co., Ltd. (Japan)	50,400	1,248,250
Discovery, Inc. Class A † S	66,800	1,298,592
Dollar Tree, Inc. †	6,003	441,040
Ecolab, Inc.	1,200	186,996
Euronet Worldwide, Inc. †	9,600	822,912
Expedia, Inc.	54,900	3,089,223
Extended Stay America, Inc. (Units)	71,200	520,472
Ferrari NV (Italy)	4,581	712,007
Fiat Chrysler Automobiles NV (Italy)	160,513	1,156,687
Ford Motor Co.	17,207	83,110
Fox Corp. Class B	4,166	95,318
Fu Shou Yuan International Group, Ltd. (China)	2,004,000	1,755,226
Geberit International AG (Switzerland)	549	242,184

22 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (67.4%)* cont.	Shares	Value
Consumer cyclicals cont.
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	$2
Hermes International (France)	5,321	3,675,009
Hilton Worldwide Holdings, Inc.	68,200	4,653,968
Home Depot, Inc. (The)	5,301	989,750
Hoshizaki Corp. (Japan)	10,700	804,095
iHeartMedia, Inc. Class A †	1,805	13,195
Industria de Diseno Textil SA (Inditex) (Spain)	128,962	3,348,079
Jardine Matheson Holdings, Ltd. (Hong Kong)	4,900	245,101
JUMBO SA (Greece)	89,193	1,218,286
Kakao Corp. (South Korea)	15,922	2,004,301
Kering SA (France)	9,561	4,988,878
Kimberly-Clark Corp.	4,168	532,962
Li Ning Co., Ltd. (China)	331,500	961,806
Liberty Media Corp.-Liberty Formula One Class C †	33,100	901,313
Liberty Media Corp.-Liberty SiriusXM Class A †	15,700	497,533
Liberty Media Corp.-Liberty SiriusXM Class C †	13,865	438,411
Lowe’s Cos., Inc.	83,100	7,150,755
MGM Resorts International	145,100	1,712,180
Moody’s Corp.	2,800	592,200
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/12/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	11,448	102,746
Nielsen Holdings PLC	87,900	1,102,266
Nintendo Co., Ltd. (Japan)	9,700	3,741,230
Norwegian Cruise Line Holdings, Ltd. †	63,300	693,768
PayPal Holdings, Inc. †	226,100	21,646,814
Peugeot SA (France)	175,990	2,346,374
Poya International Co., Ltd. (Taiwan)	143,820	2,022,661
Publicis Groupe SA (France)	4,935	141,585
PulteGroup, Inc.	120,100	2,680,632
Ross Stores, Inc.	5,548	482,510
RTL Group SA (Belgium)	5,008	169,161
S&P Global, Inc.	39,800	9,752,990
Secom Co., Ltd. (Japan)	2,700	224,484
ServiceMaster Global Holdings, Inc. †	46,500	1,255,500
Shenzhou International Group Holdings, Ltd. (China)	94,800	1,000,879
Sohgo Security Services Co., Ltd. (Japan)	11,200	545,659
Sony Corp. (Japan)	72,300	4,297,744
Subaru Corp. (Japan)	3,700	71,039
Target Corp.	57,200	5,317,884
Taylor Wimpey PLC (United Kingdom)	519,267	754,580
Tempur Sealy International, Inc. †	16,700	729,957
TJX Cos., Inc. (The)	18,671	892,661
Toyota Motor Corp. (Japan)	13,300	800,684
Verisk Analytics, Inc.	19,000	2,648,220
Volkswagen AG (Preference) (Germany)	15,766	1,878,427
Volvo AB (Sweden)	82,396	990,788

Dynamic Asset Allocation Growth Fund 23

COMMON STOCKS (67.4%)* cont.	Shares	Value
Consumer cyclicals cont.
Wal-Mart de Mexico SAB de CV (Mexico)	1,085,400	$2,557,193
Walmart, Inc.	16,000	1,817,920
Walt Disney Co. (The)	4,528	437,405
Wesfarmers, Ltd. (Australia)	130,939	2,819,645
Wilcon Depot, Inc. (Philippines)	3,721,600	951,807
Wolters Kluwer NV (Netherlands)	44,412	3,157,683
		207,042,350
Consumer staples (6.7%)
a2 Milk Co., Ltd. (New Zealand) †	53,957	545,725
Altria Group, Inc.	3,496	135,190
Associated British Foods PLC (United Kingdom)	82,260	1,846,151
Bright Horizons Family Solutions, Inc. †	7,900	805,800
British American Tobacco PLC (United Kingdom)	55,948	1,910,533
Carlsberg A/S Class B (Denmark)	22,336	2,535,496
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	72	608,294
Coca-Cola Co. (The)	426,619	18,877,891
Coca-Cola HBC AG (Switzerland)	46,399	997,256
Costco Wholesale Corp.	2,800	798,364
Dino Polska SA (Poland) †	46,694	1,826,366
Essity AB Class B (Sweden)	101,532	3,130,974
Ferguson PLC (United Kingdom)	41,985	2,625,356
Heineken Holding NV (Netherlands)	2,502	192,024
Hershey Co. (The)	45,545	6,034,713
ITOCHU Corp. (Japan)	169,300	3,512,651
Japan Tobacco, Inc. (Japan)	12,200	225,828
JD.com, Inc. ADR (China) †	59,900	2,425,950
Jeronimo Martins SGPS SA (Portugal)	76,083	1,376,152
Jubilant Foodworks, Ltd. (India)	30,312	588,070
Just Eat-Takeaway (Netherlands) †	12,707	957,921
Kao Corp. (Japan)	12,000	982,549
Koninklijke Ahold Delhaize NV (Netherlands)	155,260	3,633,594
Kose Corp. (Japan)	8,100	998,628
L’Oreal SA (France)	14,487	3,802,633
LG Household & Health Care, Ltd. (South Korea)	760	695,235
Meituan Dianping (China) †	80,300	963,642
MercadoLibre, Inc. (Argentina) †	2,200	1,074,876
Mondelez International, Inc. Class A	232,667	11,651,963
Monster Beverage Corp. †	24,000	1,350,240
Nestle SA (Switzerland)	62,314	6,422,593
New Oriental Education & Technology Group, Inc. ADR (China) †	15,775	1,707,486
PepsiCo, Inc.	124,444	14,945,724
Procter & Gamble Co. (The)	241,241	26,536,510
Shoprite Holdings, Ltd. (South Africa)	125,914	878,217
Starbucks Corp.	169,152	11,120,052
Sundrug Co., Ltd. (Japan)	27,800	892,229
Swedish Match AB (Sweden)	4,102	234,643
Sysco Corp.	69,389	3,166,220
Tesco PLC (United Kingdom)	309,084	875,252
Unilever PLC (United Kingdom)	20,557	1,037,790

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (67.4%)* cont.	Shares	Value
Consumer staples cont.
US Foods Holding Corp. †	53,100	$940,401
WH Group, Ltd. (Hong Kong)	2,960,000	2,748,770
Wilmar International, Ltd. (Singapore)	336,700	761,576
WM Morrison Supermarkets PLC (United Kingdom)	125,214	275,845
Woolworths Group, Ltd. (Australia)	92,534	2,021,866
Wuliangye Yibin Co., Ltd. Class A (China)	119,300	1,946,773
		153,622,012
Electronics (2.3%)
Agilent Technologies, Inc.	49,100	3,516,542
Arrow Electronics, Inc. †	16,700	866,229
Broadcom, Inc.	24,500	5,808,950
Garmin, Ltd.	26,700	2,001,432
Hoya Corp. (Japan)	37,500	3,189,709
Intel Corp.	6,231	337,222
MediaTek, Inc. (Taiwan)	132,000	1,405,932
Qorvo, Inc. †	2,387	192,464
Qualcomm, Inc.	280,200	18,955,530
Samsung Electronics Co., Ltd. (South Korea)	230,160	8,944,964
Sino-American Silicon Products, Inc. (Taiwan)	264,000	670,245
SK Hynix, Inc. (South Korea)	34,812	2,354,967
SMC Corp. (Japan)	1,900	811,057
STMicroelectronics NV (France)	72,144	1,570,119
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	180,500	1,162,773
Texas Instruments, Inc.	9,059	905,266
Thales SA (France)	3,018	253,316
		52,946,717
Energy (1.8%)
Chevron Corp.	250,461	18,148,404
Exxon Mobil Corp.	10,457	397,052
Lukoil PJSC ADR (Russia)	47,460	2,828,569
Lundin Petroleum AB (Sweden)	36,523	699,377
MWO Holdings, LLC (Units) F	89	—
Nine Point Energy F	1,624	—
Occidental Petroleum Corp.	11,625	134,618
OMV AG (Austria)	31,184	861,929
Phillips 66	90,722	4,867,235
Plains GP Holdings LP Class A †	39,400	221,034
Reliance Industries, Ltd. (India)	202,060	2,974,109
Repsol SA (Spain)	5,352	48,838
Royal Dutch Shell PLC Class B (United Kingdom)	355,308	5,957,420
Santos, Ltd. (Australia)	280,498	608,030
Williams Cos., Inc. (The)	341,100	4,826,565
		42,573,180
Financials (9.0%)
3i Group PLC (United Kingdom)	172,250	1,685,741
A-Living Services Co., Ltd. Class H (China)	649,750	3,139,020
ABN AMRO Group NV GDR (Netherlands)	149,397	1,226,348
Aflac, Inc.	10,132	346,920
AGNC Investment Corp. R	191,900	2,030,302

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (67.4%)* cont.	Shares	Value
Financials cont.
AIB Group PLC (Ireland)	72,602	$81,414
Allianz SE (Germany)	24,177	4,167,667
Allstate Corp. (The)	55,226	5,065,881
Ally Financial, Inc.	116,400	1,679,652
American Campus Communities, Inc. R	18,500	513,375
American Express Co.	6,119	523,848
American Financial Group, Inc.	11,600	812,928
Ameriprise Financial, Inc.	41,600	4,263,168
Amundi SA (France)	8,176	483,878
Apartment Investment & Management Co. Class A R	30,500	1,072,075
Aroundtown SA (Luxembourg)	27,163	136,126
Athene Holding, Ltd. Class A (Bermuda) †	2,554	63,390
AvalonBay Communities, Inc. R	16,600	2,443,022
Aviva PLC (United Kingdom)	789,631	2,621,496
AXA SA (France)	24,436	423,156
Axis Capital Holdings, Ltd.	13,100	506,315
Bajaj Finance, Ltd. (India)	23,129	666,688
Banco Bilbao Vizcaya Argenta (Spain)	766,078	2,448,977
Bank Leumi Le-Israel BM (Israel)	345,511	1,910,378
Bank of Montreal (Canada)	7,965	402,184
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	8,182,500	1,065,342
BNP Paribas SA (France)	87,454	2,636,320
BOC Hong Kong Holdings, Ltd. (Hong Kong)	375,500	1,034,726
Boston Properties, Inc. R	17,800	1,641,694
Brixmor Property Group, Inc. R	34,300	325,850
Broadridge Financial Solutions, Inc.	10,506	996,284
Camden Property Trust R	16,700	1,323,308
Canadian Imperial Bank of Commerce (Canada)	6,575	383,110
Capital One Financial Corp.	79,500	4,008,390
CBRE Group, Inc. Class A †	55,700	2,100,447
Cheung Kong Property Holdings, Ltd. (Hong Kong)	405,500	2,206,016
Citigroup, Inc.	374,000	15,752,880
CME Group, Inc.	6,825	1,180,111
CNP Assurances (France)	10,254	100,370
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	422,768	1,531,816
Credit Agricole SA (France)	210,067	1,539,637
DBS Group Holdings, Ltd. (Singapore)	81,800	1,069,549
Deutsche Boerse AG (Germany)	14,425	1,981,536
Deutsche Wohnen AG (Germany)	28,686	1,096,030
Direct Line Insurance Group PLC (United Kingdom)	120,083	439,390
Discover Financial Services	73,100	2,607,477
DNB ASA (Norway)	93,558	1,049,273
Duke Realty Corp. R	71,900	2,328,122
E*Trade Financial Corp.	111,200	3,816,384
Equity Lifestyle Properties, Inc. R	20,700	1,189,836
Equity Residential R	37,800	2,332,638
Essex Property Trust, Inc. R	13,500	2,973,240
Federal Realty Investment Trust R	11,000	820,710
Fifth Third Bancorp	149,100	2,214,135

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (67.4%)* cont.	Shares	Value
Financials cont.
Gaming and Leisure Properties, Inc. R	33,100	$917,201
Gjensidige Forsikring ASA (Norway)	30,533	522,467
Goldman Sachs Group, Inc. (The)	25,200	3,895,668
Goodman Group (Australia) R	178,519	1,363,776
Hargreaves Lansdown PLC (United Kingdom)	28,553	489,247
Hartford Financial Services Group, Inc. (The)	84,500	2,977,780
HDFC Bank, Ltd. (India)	211,701	2,381,978
Henderson Land Development Co., Ltd. (Hong Kong)	296,700	1,126,827
Hongkong Land Holdings, Ltd. (Hong Kong)	58,900	220,316
HSBC Holdings PLC (United Kingdom)	213,672	1,203,311
Intercontinental Exchange, Inc.	1,057	85,353
Invitation Homes, Inc. R	101,300	2,164,781
Israel Discount Bank, Ltd. Class A (Israel)	372,894	1,104,445
Jones Lang LaSalle, Inc.	4,500	454,410
JPMorgan Chase & Co.	316,523	28,496,565
KBC Groep NV (Belgium)	23,422	1,080,855
Legal & General Group PLC (United Kingdom)	1,140,380	2,728,191
Lincoln National Corp.	60,600	1,594,992
Loews Corp.	7,238	252,100
LPL Financial Holdings, Inc.	15,000	816,450
MetLife, Inc.	216,100	6,606,177
MGIC Investment Corp.	113,800	722,630
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	115,300	566,997
Mizuho Financial Group, Inc. (Japan)	338,300	387,175
Morgan Stanley	219,200	7,452,800
National Australia Bank, Ltd. (Australia)	13,278	140,366
National Bank of Canada (Canada)	14,244	550,509
New Residential Investment Corp. R	90,200	451,902
NN Group NV (Netherlands)	3,445	93,046
Nomura Real Estate Holdings, Inc. (Japan)	48,300	783,442
ORIX Corp. (Japan)	179,800	2,162,158
Outfront Media, Inc. R	40,100	540,548
Partners Group Holding AG (Switzerland)	4,212	2,913,358
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	205,500	2,010,233
Popular, Inc. (Puerto Rico)	22,300	780,500
Reinsurance Group of America, Inc.	12,493	1,051,161
RenaissanceRe Holdings, Ltd.	2,213	330,445
Sampo Oyj Class A (Finland)	5,587	163,418
Sberbank of Russia PJSC ADR (Russia)	154,944	1,468,109
SEI Investments Co.	15,700	727,538
Sekisui House, Ltd. (Japan)	41,600	687,496
Singapore Exchange, Ltd. (Singapore)	253,900	1,634,836
Skandinaviska Enskilda Banken AB (Sweden)	291,393	1,971,119
STORE Capital Corp. R	61,000	1,105,320
Sumitomo Mitsui Financial Group, Inc. (Japan)	126,000	3,061,461
Sun Communities, Inc. R	12,600	1,573,110
Sun Hung Kai Properties, Ltd. (Hong Kong)	105,000	1,378,641
Swiss Life Holding AG (Switzerland)	1,771	602,972
Swiss Prime Site AG (Switzerland)	3,898	382,636

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (67.4%)* cont.	Shares	Value
Financials cont.
Synchrony Financial	189,800	$3,053,882
TD Ameritrade Holding Corp.	3,840	133,094
Toronto-Dominion Bank (Canada)	13,037	554,255
Two Harbors Investment Corp. R	76,400	291,084
U.S. Bancorp	7,475	257,514
VEREIT, Inc. R	330,500	1,616,145
Vonovia SE (Germany)	15,744	776,041
Vornado Realty Trust R	40,400	1,462,884
W.R. Berkley Corp.	21,400	1,116,438
Weingarten Realty Investors R	29,700	428,571
Zurich Insurance Group AG (Switzerland)	2,912	1,033,640
		207,358,934
Health care (8.4%)
Abbott Laboratories	129,000	10,179,390
AbbVie, Inc.	44,343	3,378,493
Advanz Pharma Corp., Ltd. (Canada) †	646	2,487
Aier Eye Hospital Group Co., Ltd. Class A (China)	210,172	1,172,213
Alfresa Holdings Corp. (Japan)	47,100	878,542
Alkermes PLC †	47,700	687,834
Allergan PLC	28,600	5,065,060
Amgen, Inc.	67,547	13,693,803
Asahi Intecc Co., Ltd. (Japan)	25,800	638,678
Astellas Pharma, Inc. (Japan)	235,600	3,647,127
AstraZeneca PLC (United Kingdom)	14,277	1,275,337
Biogen, Inc. †	27,100	8,573,898
Bristol-Myers Squibb Co.	117,479	6,548,279
Cardinal Health, Inc.	16,300	781,422
Charles River Laboratories International, Inc. †	9,300	1,173,753
Chemed Corp.	3,700	1,602,840
Cigna Corp.	698	123,672
Dentsply Sirona, Inc.	46,400	1,801,712
Edwards Lifesciences Corp. †	40,000	7,544,800
Eli Lilly & Co.	2,933	406,866
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	28,156	510,405
Fresenius Medical Care AG & Co., KGaA (Germany)	2,984	199,043
Galapagos NV (Belgium) †	7,426	1,473,485
Gilead Sciences, Inc.	93,254	6,971,669
GlaxoSmithKline PLC (United Kingdom)	97,785	1,834,188
H Lundbeck A/S (Denmark)	2,073	61,688
Hill-Rom Holdings, Inc.	16,600	1,669,960
Hologic, Inc. †	60,800	2,134,080
Johnson & Johnson	137,452	18,024,081
Kobayashi Pharmaceutical Co., Ltd. (Japan)	5,500	509,852
Laboratory Corp. of America Holdings †	742	93,781
M3, Inc. (Japan)	27,100	800,850
McKesson Corp.	52,834	7,146,327
Medtronic PLC	185,303	16,710,625
Merck & Co., Inc.	193,603	14,895,815
Mylan NV †	34,200	509,922

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (67.4%)* cont.	Shares	Value
Health care cont.
Novartis AG (Switzerland)	81,780	$6,758,711
Novo Nordisk A/S Class B (Denmark)	85,889	5,180,948
Ono Pharmaceutical Co., Ltd. (Japan)	33,000	759,613
PeptiDream, Inc. (Japan) †	10,600	369,980
Pfizer, Inc.	191,724	6,257,871
Quest Diagnostics, Inc.	6,000	481,800
Roche Holding AG (Switzerland)	27,596	8,971,847
Sanofi (France)	3,734	328,744
Sartorius Stedim Biotech (France)	5,012	1,006,503
Shionogi & Co., Ltd. (Japan)	56,400	2,775,222
Smith & Nephew PLC (United Kingdom)	45,527	807,903
Sonic Healthcare, Ltd. (Australia)	24,207	362,529
Suzuken Co., Ltd. (Japan)	25,300	922,131
Thermo Fisher Scientific, Inc.	10,200	2,892,720
UCB SA (Belgium)	9,260	804,080
UnitedHealth Group, Inc.	1,644	409,981
West Pharmaceutical Services, Inc.	14,300	2,177,175
WuXi AppTec Co., Ltd. Class H (China)	114,200	1,397,642
Zimmer Biomet Holdings, Inc.	39,300	3,972,444
Zoetis, Inc.	27,218	3,203,286
		192,563,107
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	625,280	1,346,857
		1,346,857
Semiconductor (0.8%)
ASML Holding NV (Netherlands)	4,771	1,267,943
KLA Corp.	31,100	4,470,314
Lam Research Corp.	16,000	3,840,000
Maxim Integrated Products, Inc.	5,230	254,230
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	829,350	7,402,789
Tokyo Electron, Ltd. (Japan)	9,000	1,692,354
		18,927,630
Software (6.0%)
Activision Blizzard, Inc.	173,300	10,307,884
Adobe, Inc. †	80,000	25,459,200
Amdocs, Ltd.	14,400	791,568
Atlassian Corp PLC Class A (Australia) †	29,400	4,035,444
Autodesk, Inc. †	40,400	6,306,440
Cadence Design Systems, Inc. †	77,081	5,090,429
F5 Networks, Inc. †	3,289	350,706
Intuit, Inc.	56,311	12,951,530
Microsoft Corp.	235,953	37,212,147
Nexon Co., Ltd. (Japan)	93,400	1,527,715
Oracle Corp.	440,100	21,270,033
Oracle Corp. (Japan)	4,200	366,673
Tata Consultancy Services, Ltd. (India)	88,713	2,125,910
Totvs SA (Brazil)	169,636	1,523,952
Veeva Systems, Inc. Class A †	48,700	7,615,219
		136,934,850

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (67.4%)* cont.	Shares	Value
Technology (—%)
CACI International, Inc. Class A †	3,400	$717,910
		717,910
Technology services (4.4%)
Accenture PLC Class A	8,115	1,324,855
Alibaba Group Holding, Ltd. (China) †	576,056	13,550,530
Alphabet, Inc. Class A †	35,670	41,446,756
Capgemini SE (France)	7,489	633,529
Cognizant Technology Solutions Corp. Class A	12,447	578,412
eBay, Inc.	245,100	7,367,706
Facebook, Inc. Class A †	30,500	5,087,400
Fair Isaac Corp. †	6,100	1,876,909
Fidelity National Information Services, Inc.	5,355	651,382
Fiserv, Inc. †	3,492	331,705
FUJIFILM Holdings Corp. (Japan)	9,200	461,786
Genpact, Ltd.	39,600	1,156,320
IBM Corp.	1,425	158,075
Itochu Techno-Solutions Corp. (Japan)	47,300	1,349,240
Leidos Holdings, Inc.	57,035	5,227,258
NEC Corp. (Japan)	17,900	653,107
Nomura Research Institute, Ltd. (Japan)	64,900	1,371,291
Prosus NV (Netherlands) †	21,630	1,490,089
Roku, Inc. † S	10,900	953,532
Tencent Holdings, Ltd. (China)	232,100	11,317,561
Tencent Holdings, Ltd. ADR (China)	24,211	1,188,518
Xerox Holdings Corp.	80,100	1,517,094
Yandex NV Class A (Russia) † S	39,723	1,352,568
Z Holdings Corp. (Japan)	167,600	539,099
		101,584,722
Transportation (1.2%)
Aena SME SA (Spain)	13,908	1,517,808
Aurizon Holdings, Ltd. (Australia)	616,398	1,596,824
Copa Holdings SA Class A (Panama)	6,500	294,385
Delta Air Lines, Inc. S	199,037	5,678,526
Deutsche Post AG (Germany)	132,587	3,658,138
Getlink SE (France)	6,403	77,392
Japan Airlines Co., Ltd. (Japan)	55,700	1,025,009
Kyushu Railway Co. (Japan)	2,700	77,642
MTR Corp. (Hong Kong)	65,500	337,265
Norfolk Southern Corp.	2,309	337,114
Odakyu Electric Railway Co., Ltd. (Japan)	34,600	760,544
Union Pacific Corp.	51,600	7,277,664
United Airlines Holdings, Inc. †	77,800	2,454,590
West Japan Railway Co. (Japan)	22,200	1,520,326
Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,658,800	969,105
		27,582,332
Utilities and power (2.7%)
AES Corp.	214,200	2,913,120
AGL Energy, Ltd. (Australia)	115,272	1,234,458
American Electric Power Co., Inc.	71,326	5,704,653

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (67.4%)* cont.	Shares	Value
Utilities and power cont.
Canadian Utilities, Ltd. Class A (Canada)	3,161	$75,560
CenterPoint Energy, Inc.	146,700	2,266,515
China Resources Gas Group, Ltd. (China)	144,000	722,915
CLP Holdings, Ltd. (Hong Kong)	111,500	1,024,869
Companhia Paranaense de Energia-Copel (Preference) (Brazil)	247,653	2,549,881
Consolidated Edison, Inc.	16,047	1,251,666
DTE Energy Co.	36,077	3,426,233
E.ON SE (Germany)	174,208	1,832,061
Enel SpA (Italy)	556,873	3,876,069
Eni SpA (Italy)	149,603	1,512,550
Entergy Corp.	35,600	3,345,332
Evergy, Inc.	72,800	4,007,640
Exelon Corp.	230,465	8,483,417
IDACORP, Inc.	9,300	816,447
Kinder Morgan, Inc.	417,251	5,808,134
National Grid PLC (United Kingdom)	14,125	165,552
Pinnacle West Capital Corp.	35,637	2,700,928
Public Service Enterprise Group, Inc.	87,100	3,911,661
Snam SpA (Italy)	279,717	1,291,910
Southern Co. (The)	16,500	893,310
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	13,059
Vistra Energy Corp.	174,100	2,778,636
		62,606,576
Total common stocks (cost $1,591,633,966)		$1,551,601,252

	Principal
CORPORATE BONDS AND NOTES (10.7%)*	amount	Value
Basic materials (0.7%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$25,000	$20,813
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	255,000	246,001
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	250,000	254,173
Atotech Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23
(Netherlands) ‡‡	205,000	184,500
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	200,000	185,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	187,200
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	95,000	87,666
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	210,000	189,525
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	360,000	327,600
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	303,975
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	470,000	445,325
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	153,000	149,940
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	425,000	337,875
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	421,000	398,579

Dynamic Asset Allocation Growth Fund 31

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Basic materials cont.
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	$120,000	$126,141
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	357,000	307,020
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	260,000	246,922
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	905,000	951,392
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	80,000	61,188
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	145,000	120,713
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	350,000	315,963
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	100,000	94,000
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	212,813
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	85,395
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	489,445
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	465,000	387,113
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	102,925
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	530,000	492,900
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	509,000	465,481
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	470,921
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	278,139
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	225,000	195,750
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	320,000	299,200
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	385,000	450,852
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	235,000	241,489
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	105,000	97,650
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	130,000	115,050
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	176,813
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	125,000	115,000
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	35,000	29,138
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	165,000	140,250
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	125,000	94,981
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	65,000	63,131

32 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Basic materials cont.
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	$435,000	$426,894
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	160,000	142,400
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	76,959
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	318,778
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	441,000	460,133
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	157,884
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	290,000	261,000
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	155,000	135,238
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	261,340
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	7,000	6,985
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	225,000	268,875
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	415,000	364,681
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	184,697
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	217,576
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	250,024
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	305,000	274,500
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	280,000	257,600
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	205,000	182,963
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	80,000	72,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	280,000	252,700
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	405,000	368,550
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	150,000	140,610
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	305,000	432,616
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	269,319
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	418,469
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	215,000	211,711
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	77,600
		17,038,049
Capital goods (0.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	355,000	326,600
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	165,396

Dynamic Asset Allocation Growth Fund 33

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Capital goods cont.
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	$225,000	$200,813
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	400,000	343,560
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	238,800
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	240,000	246,000
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	108,625
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	115,000	118,809
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	76,000	74,863
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	225,000	225,495
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	62,725
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	305,000	203,542
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	65,000	43,875
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	83,700
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	156,624
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	135,000	138,335
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	169,125
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	237,617
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	98,210
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	225,000	219,375
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	144,000	144,677
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	396,000	386,100
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	352,349
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	170,403
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	295,000	216,672
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	256,595
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	732,792
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	298,000	317,219
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	225,000	232,018
Moog, Inc. 144A company guaranty sr. unsec. notes
4.25%, 12/15/27	95,000	85,738
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	555,929
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	493,000	477,083
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	72,000	69,699
Otis Worldwide Corp. 144A company guaranty sr. unsec. notes
2.565%, 2/15/30	145,000	140,925
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	115,000	108,675

34 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Capital goods cont.
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	$225,000	$196,290
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	345,000	272,693
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	77,281
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	560,000	573,145
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	410,000	383,350
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	472,806
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	320,000	245,536
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	450,000	444,562
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	192,500
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	30,000	25,050
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	37,600
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	245,000	234,588
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	121,530
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	470,000	468,238
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	360,000	323,100
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	200,000	199,000
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	445,000	488,500
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	265,000	268,119
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	212,000	213,361
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	445,000	412,871
		13,359,083
Communication services (1.2%)
Altice France SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	248,163
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	188,500
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,307,977
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	154,000	148,417
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	505,000	487,228
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	120,000	128,866
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	1,065,000	1,117,473
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	1,273,000	1,328,391
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	270,000	269,531
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	547,000	604,938
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	330,000	334,950
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	915,000	940,254

Dynamic Asset Allocation Growth Fund 35

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	$160,000	$156,032
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	110,000	107,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	210,000	212,657
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	942,000	1,136,354
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	220,000	228,926
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	190,000	201,703
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	105,000	113,327
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	213,004
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	130,000	153,338
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	569,000	655,485
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	119,160
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	51,013
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	447,402
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	183,391
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	224,000	245,415
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	195,000	178,464
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	195,240
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	255,565
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	323,071
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	169,672
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	21,196
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	349,937
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	514,277
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	142,140
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	201,692
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	200,000	208,000
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	420,000	447,476
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	263,243

36 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Communication services cont.
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	$720,000	$700,200
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	175,000	173,058
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	486,000	451,931
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	75,000	76,528
Front Range BidCo., Inc. 144A sr. notes 4.00%, 3/1/27	45,000	43,031
Front Range BidCo., Inc. 144A sr. unsec. notes 6.125%, 3/1/28	105,000	99,750
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	420,000	109,200
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	160,000	146,800
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	12,000	11,595
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Luxembourg)	505,000	315,625
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	135,000	134,325
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	245,000	243,506
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	52,520
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	249,577
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	520,000	593,944
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	250,000	282,950
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	863,000	947,212
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	379,000	390,635
Sprint Corp. 144A company guaranty sr. unsec. notes
7.25%, 2/1/28	265,000	266,325
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	80,625	80,222
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	91,915
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	60,331
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	25,750
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	75,188
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	255,000	265,659
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	100,000	102,250
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	282,495
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	965,000	1,069,027

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	$310,000	$393,737
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	391,058
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	2,125,000	2,416,806
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	367,000
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	395,000	395,000
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	435,000	459,418
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	150,000
		26,514,236
Consumer cyclicals (1.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	240,000	237,900
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	148,000	137,415
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	776,703
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	700,000	721,322
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	170,000	71,400
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	61,913
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	115,000	104,650
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	321,000	326,358
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	100,000	99,832
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	710,000	695,908
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	110,000	94,600
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	69,200
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27	115,000	94,875
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	105,000	91,077
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 4.875%,
2/15/30 (Canada)	65,000	49,381
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	330,000	323,400
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	94,010
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	52,325

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Consumer cyclicals cont.
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	$160,000	$151,400
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	140,000	120,050
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	360,000	216,000
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	230,000	199,238
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	370,000	267,214
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	295,000	239,693
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	480,000	321,000
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	254,245
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	760,144
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)	245,000	200,900
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	40,000	36,100
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	80,000	71,801
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	270,000	234,225
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	275,000	229,625
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	145,000	141,738
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	802,000	681,462
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	137,000	121,327
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	55,000	48,873
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	505,000	523,027
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	405,000	402,975
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	348,000	311,077
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	155,000	153,450
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	911,000	865,450
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	417,135
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	350,000	338,625
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	337,000	333,074
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	130,207	123,209
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	453,499	394,825
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	110,000	113,850

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$1,694,000	$1,744,820
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	60,000	57,900
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	45,000	42,750
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,360,000	1,387,508
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	105,000	103,719
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	355,000	344,350
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	119,138
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	136,400
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	120,000	86,400
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	250,000	197,225
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	70,000	70,805
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	210,000	179,550
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	230,000	202,400
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	150,000	136,554
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	190,000	176,700
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	88,452
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	345,000	320,850
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	270,000	232,200
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	335,000	344,313
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	340,000	298,282
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	485,000	403,763
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	215,000	202,367
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	320,000	312,800
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	345,000	319,988
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	410,000	377,946
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	389,187
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	70,000	62,300

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Consumer cyclicals cont.
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	$65,000	$62,400
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	127,750
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	159,100
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	140,000	127,708
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	111,201
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	225,000	194,063
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	323,000	355,300
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	373,717
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	173,000
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	93,500
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	70,000	58,995
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	330,000	340,725
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	20,000	19,551
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	240,000	266,278
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	365,000	228,125
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	330,000	211,236
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	110,000	67,650
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	335,000	319,088
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	230,000	190,325
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	100,000	102,000
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,284,563
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	250,000	210,625
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	81,175
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	97,750
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	328,100
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	950,950
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	18,419
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	225,000	182,250
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	215,000	176,236

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Consumer cyclicals cont.
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	$340,000	$287,300
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	43,200
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	222,955
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	80,000	81,231
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	270,000	230,175
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	535,000	514,070
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	548,000	499,729
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	247,000	209,596
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	57,000	55,965
ViacomCBS, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	207,542
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	328,000	526,915
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	223,720
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	325,000	286,000
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	193,538
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	68,425
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	157,410
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	195,000	169,650
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	290,000	262,450
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	290,000	263,900
		32,128,219
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	310,000	299,150
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	160,000	147,824
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	200,000	190,000
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	65,000	64,838
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	290,000	288,550
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	205,000	220,949

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Consumer staples cont.
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	$480,000	$503,271
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	197,000	231,553
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	235,000	259,405
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	11,000	11,809
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	93,000	93,306
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	276,450
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	126,100
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	200,000	169,411
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	755,000	698,375
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	395,000	310,154
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	8,305	8,924
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	20,674
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	80,000	80,800
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	470,000	429,802
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	308,000	391,606
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	226,000	245,853
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	190,000	88,350
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	115,000	116,058
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	320,000	163,200
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	405,000	255,105
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	315,000	299,250
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	552,000	603,807
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	446,000	475,272
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	70,000	72,816
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	200,000	199,720
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	200,000	196,000
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	136,300
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35	310,000	308,205
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	340,000	330,336

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	$672,000	$683,679
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	59,100
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	570,000	544,350
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	210,000	216,300
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	115,000	125,316
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	385,000	411,373
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	125,000	129,706
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	71,061
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	215,000	211,086
Party City Holdings, Inc. 144A company guaranty sr. unsec. notes
6.125%, 8/15/23	125,000	28,750
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28	45,000	44,564
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	135,000	128,250
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	235,000	202,100
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	108,100
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	45,000	47,250
		11,324,208
Energy (0.8%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	53,091
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)	235,000	175,706
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	199,000	144,773
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	231,000	120,120
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	51,000	38,291
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	255,000	196,350
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	214,000	125,190
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	40,700
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	270,000	271,810
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	24,000	25,635
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	402,259
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	137,000	2,055
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	93,423
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	230,000	192,654
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	875,000	777,096
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	400,000	400,132
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	71,230

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Energy cont.
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	$160,000	$104,000
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	145,000	122,974
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	30,000	19,138
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	305,000	164,700
Denbury Resources, Inc. 144A company guaranty notes
9.25%, 3/31/22	20,000	4,800
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	402,000	117,585
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	170,000	119,946
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	210,000	154,833
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	455,000	309,400
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,450,000	717,750
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	625,000	481,620
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	615,000	580,758
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	273,000	228,277
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	138,387
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	215,000	202,100
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	51,177
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	403,353
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	130,787
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	674,000	676,147
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	528,000	531,434
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	500,000	353,033
Hess Midstream Operations LP 144A sr. unsec. notes
5.125%, 6/15/28	210,000	147,588
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	110,000	92,125
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	145,000	95,700
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	27,000	12,454
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	208,000	131,560
MEG Energy Corp. 144A sr. unsec. notes 7.125%, 2/1/27 (Canada)	170,000	84,000
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	380,000	83,600

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Energy cont.
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	$115,000	$36,800
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	115,000	39,100
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	125,954
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	110,000	27,511
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	110,000	9,900
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	105,000	25,200
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	112,000	22,120
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	190,000	30,400
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	207,492
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	397,984
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	314,000	321,781
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,924,000	1,878,305
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	324,000	320,760
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	86,000	81,915
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	44,000	41,360
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	30,900
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	153,000	105,570
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
6.84%, 1/23/30 (Mexico)	1,040,000	752,461
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	108,900
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	64,737
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	405,000	347,506
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	143,523
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	216,000	183,534
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	582,143
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	109,882
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	219,000	218,033
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	26,196
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	140,000	46,200
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	190,000	57,000
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	54,160
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	174,950

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Energy cont.
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	$355,000	$184,600
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	56,350
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	115,000	98,038
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	530,000	427,214
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	70,000	54,068
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	352,000	354,910
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	492,030
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	96,025	77,780
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	175,000	141,750
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	105,000	26,759
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	115,000	10,638
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	70,000	58,800
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	113,925
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	125,000	71,250
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	90,000	48,870
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	200,000	110,000
		18,289,000
Financials (3.0%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	419,774
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	176,400
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	540,000	537,649
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	13,796
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	738,000	599,242
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	692,000	554,320
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	145,000	135,778
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	471,591
Ally Financial, Inc. sr. unsec. notes 3.875%, 5/21/24	68,000	61,200
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	190,000	185,858
Altice France Holding SA 144A company guaranty sr. sub. notes
10.50%, 5/15/27 (Luxembourg)	255,000	269,025
Altice France Holding SA 144A company guaranty sr. unsec. notes
6.00%, 2/15/28 (Luxembourg)	370,000	325,482
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	452,790
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	776,914

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Financials cont.
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	$1,114,000	$1,117,940
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	196,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	360,647
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	204,549
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	407,094
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	467,325
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	79,125
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	190,000	183,716
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	686,000	694,151
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	1,080,863
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,297,800
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	748,000	755,489
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	100,000	97,131
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	5,000	5,012
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	691,856
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	504,887
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,020,000	1,017,830
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	108,143
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	90,000	91,918
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	217,119
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	332,820
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	970,000	962,467
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	200,380
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	489,000	503,617
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	187,817
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	75,000	80,746
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	353,174
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	83,085
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,247,000	1,215,825
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	84,390
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,471,139
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	836,466
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	332,214
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	426,000	429,277

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Financials cont.
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	$240,000	$263,700
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	315,000	328,868
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	169,714
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	203,759
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	255,000	265,359
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	592,172
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,610,000	1,607,105
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.625%, 3/15/26	115,000	109,216
Credit Acceptance Corp. 144A sr. unsec. notes 5.125%, 12/31/24	115,000	104,650
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	461,213
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	285,000	288,225
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	698,026
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	725,000	789,357
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,340,000	1,323,450
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	116,344
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	200,000	168,000
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	955,000	1,035,144
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	426,721
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	126,360
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	242,025
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	153,075
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	157,090
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	180,375
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	130,000	115,232
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	230,000	214,406
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	751,000	799,245
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,324,937
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	114,000	107,012
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,900,003
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	160,325
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	130,723
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	252,450
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	345,000	356,776
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	149,575

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	$210,000	$198,450
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	135,000	124,706
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24	135,000	124,161
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	225,000	238,482
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	131,403
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	315,000	264,600
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	315,000	259,056
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	92,250
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	149,000	151,831
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	853,000	746,546
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 2.692%, 5/15/47	116,000	78,880
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,718,206
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,421,592
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	535,000	534,780
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	163,540
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	220,000	173,800
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	215,000	219,493
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	201,463
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	331,200
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	304,204
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	940,000	937,635
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	220,565
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	233,431
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	600,000	603,991
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	550,000	538,404
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	157,296
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	76,500
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	330,000	338,209
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	260,070
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	573,355
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,460,431
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.875%,
4/12/23 (Australia)	250,000	252,785

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Financials cont.
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.50%,
1/12/21 (Australia)	$725,000	$727,401
National Australia Bank, Ltd./New York, NY sr. unsec. notes
Ser. MTN, 2.125%, 5/22/20 (Australia)	1,180,000	1,181,651
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	58,988
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	200,000	195,500
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	110,000	93,500
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	155,000	162,795
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	365,000	364,934
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	690,000	691,678
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	103,256
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	44,689
Protective Life Global Funding 144A notes 2.262%, 4/8/20	520,000	519,813
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	247,800
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	171,000	160,740
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	378,000	334,058
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	361,073
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	26,000	26,353
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	297,983
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	187,960
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	215,000	227,125
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	275,139
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	224,000	169,637
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	110,000	108,900
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	113,400
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	170,000	171,210
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	240,000	219,600
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	265,000	233,200
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,060,000	1,057,470
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	321,033
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	110,000	98,221
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	225,000	169,313

Dynamic Asset Allocation Growth Fund 51

		Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.		amount	Value
Financials cont.
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)		$1,300,000	$1,300,164
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)		507,000	503,770
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29		250,000	238,896
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99		305,000	262,300
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22		710,000	719,784
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)		630,000	629,724
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)		1,245,000	1,251,225
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		508,000	500,356
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		206,000	195,178
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		245,000	227,850
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		400,000	397,000
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity		440,000	447,150
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20		1,453,000	1,453,274
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		245,000	244,004
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		150,000	147,353
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21		520,000	532,834
			68,059,560
Health care (1.0%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		820,000	820,057
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29		1,690,000	1,696,942
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		95,000	72,675
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		121,000	125,639
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		270,000	276,438
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		230,000	289,218
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		347,000	356,244
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		265,000	155,767
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	276,925
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	247,391
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$160,000	161,648
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. bonds
5.25%, 1/30/30		90,000	85,100
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		215,000	223,127
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		105,000	107,772

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	$340,000	$334,900
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 1/30/28	90,000	85,203
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	270,000	275,060
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	90,000	90,900
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	477,592
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	185,000	204,179
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24	785,000	831,907
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	180,000	180,900
Centene Corp. 144A sr. unsec. bonds 4.625%, 12/15/29	505,000	507,525
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	86,700
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	130,000	130,650
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	105,000	108,162
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	800,000	759,500
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	115,000	109,250
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	197,000	136,497
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	305,000	282,125
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	447,000	459,574
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,097,000	1,212,998
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	320,000	332,374
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	142,519	161,832
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	155,000	151,959
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.65%, 8/28/28	255,000	268,860
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	310,000	210,800
Envision Healthcare Corp. 144A company guaranty sr. unsec.
notes 8.75%, 10/15/26	160,000	39,200
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	220,000	230,729
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	400,000	400,689
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	240,000	260,798
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	480,000	494,400
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	110,000	99,793
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	125,000	123,786
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	53,000	38,160
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	19,831
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	467,165
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	126,995
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	136,500

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	$55,000	$53,625
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	650,000	825,020
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.25%, 2/1/28	105,000	90,290
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	327,330
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	494,000	497,574
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	612,328
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	326,400
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	270,000	270,000
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	445,000	452,788
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	435,000	444,715
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	305,000	307,216
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	145,000	138,475
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	400,000	381,000
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	115,000	112,125
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	465,000	442,913
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	630,000	600,075
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	300,000	285,750
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	460,000	451,945
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	314,622
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	278,532
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	824,541
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.15%, 6/15/21	750,000	760,445
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	136,000	139,760
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	250,980
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	348,141
		24,269,026
Technology (0.9%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	494,000	508,444
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	322,009
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	838,135
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	161,850
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	292,211
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	396,000	399,898
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	333,085
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	373,116
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	347,600
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	785,000	749,964

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Technology cont.
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	$705,000	$652,708
Cisco Systems, Inc. sr. unsec. unsub. bonds 5.90%, 2/15/39	180,000	258,592
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	312,709
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	528,000	530,361
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	104,843
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	70,000	70,840
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,611,000	1,662,684
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	250,000	258,125
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	222,017
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	115,000	119,600
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	518,000	563,182
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	60,000	60,488
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	218,000	240,753
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	180,000	187,234
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	551,816
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	368,397
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	393,403
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	78,000	70,005
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	255,000	250,538
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	835,000	832,448
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	987,276
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	85,111
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	799,000	959,150
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	204,000	209,682
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,661,475
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	16,000	16,274
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	806,221
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	550,000	561,326
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	364,132
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	570,000	414,675
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	175,000	182,919
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,095,000	1,212,217
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	127,400
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	160,000	166,800
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	600,000	549,036

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Technology cont.
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	$370,000	$310,800
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	125,000	123,167
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	125,000	126,875
		20,901,591
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	249,253
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	36,000	35,177
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	119,458
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	210,000	209,497
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	356,000	347,100
		960,485
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	435,000	424,125
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	470,000	471,165
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	51,000	49,215
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	105,000	102,900
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	510,000	542,979
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	465,000	524,981
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	70,319
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	49,182
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	73,800
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	137,750
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	340,000	329,545
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	33,623
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	136,193
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	352,120
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	437,931
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	412,673
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	355,000	327,883
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	188,028
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	151,000	135,703
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	700,000	649,764
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	865,000	974,134
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	240,000	248,731
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	249,901

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.7%)* cont.	amount	Value
Utilities and power cont.
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	$270,000	$273,337
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	152,490
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	609,706
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	181,863
NRG Energy, Inc. company guaranty sr. unsec. notes 7.25%, 5/15/26	185,000	193,788
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	55,000	57,200
NRG Energy, Inc. company guaranty sr. unsec. notes 5.75%, 1/15/28	100,000	102,000
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	828,000	837,714
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	685,000	677,041
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	240,000	247,200
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	204,169
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	60,071
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	429,442
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	170,232
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,405
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	97,455
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	90,000	135
Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	19,877
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	140,231
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	150,000	152,250
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	447,000	396,314
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	463,000	435,144
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	135,000	139,219
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	303,850
		12,818,778
Total corporate bonds and notes (cost $255,357,959)		$245,662,235

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (7.8%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$898,527	$995,144
5.00%, 5/20/49	30,652	33,933
4.70%, with due dates from 5/20/67 to 8/20/67	203,195	222,438
4.625%, 6/20/67	101,893	111,023
4.51%, 3/20/67	101,427	109,933
4.50%, with due dates from 5/20/49 to 5/20/49	91,737	99,643
3.50%, TBA, 4/1/50	35,000,000	36,905,859
		38,477,973

Dynamic Asset Allocation Growth Fund 57

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (7.8%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations (6.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	$371,482	$404,483
3.00%, with due dates from 2/1/47 to 1/1/48	17,061,244	17,910,564
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	46,465	50,987
4.00%, 1/1/57	884,537	973,759
4.00%, with due dates from 6/1/48 to 5/1/49	23,031,531	24,573,806
3.50%, 6/1/56	2,106,457	2,290,014
3.00%, with due dates from 4/1/46 to 11/1/48	18,023,236	18,973,384
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/50	5,000,000	5,558,594
4.00%, TBA, 4/1/50	17,000,000	18,139,530
3.00%, TBA, 4/1/35	13,000,000	13,605,313
2.50%, TBA, 4/1/50	37,000,000	38,323,904
		140,804,338
Total U.S. government and agency mortgage obligations (cost $174,107,538)		$179,282,311

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*i	amount	Value
U.S. Treasury Bonds 2.875%, 8/15/45	$94,000	$125,358
U.S. Treasury Notes
2.50%, 1/15/22	11,000	11,498
2.25%, 11/15/25	277,000	306,318
2.25%, 7/31/21	269,000	277,334
2.25%, 4/30/21	99,000	102,141
2.00%, 2/15/25	245,000	264,377
1.75%, 2/28/22	159,000	163,686
1.625%, 9/30/26	599,000	640,181
Total U.S. treasury obligations (cost $1,890,893)		$1,890,893

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 21.213%, 11/15/35	$45,219	$79,336
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 19.95%, 12/15/36	24,861	39,626
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 17.746%, 3/15/35	36,888	52,378
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 15.145%, 6/15/34	28,425	34,819
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.245%, 3/15/41	903,634	174,550
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	1,512	1,361
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	36	35

58 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 34.22%, 7/25/36	$11,910	$23,029
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 21.096%, 3/25/36	21,942	37,834
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 20.729%, 6/25/37	36,402	63,246
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 17.41%, 8/25/35	24,726	35,551
REMICs FRB Ser. 01-50, Class B1, IO, 0.377%, 10/25/41 W	350,034	1,504
Trust FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42 W	281,144	2,273
REMICs Ser. 01-79, Class BI, IO, 0.273%, 3/25/45 W	170,589	540
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	11,068	9,186
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 6/20/43	1,090,359	216,408
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,256,894	216,890
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	384,784	70,952
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	65,713	5,701
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	82,345	13,471
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,299,955	198,191
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,193,781	60,202
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,530,909	59,984
Ser. 15-H25, Class BI, IO, 2.049%, 10/20/65 W	4,384,215	340,654
Ser. 15-H26, Class EI, IO, 1.79%, 10/20/65 W	2,363,191	156,680
Ser. 15-H24, Class BI, IO, 1.679%, 8/20/65 W	4,739,826	184,081
		2,078,482
Commercial mortgage-backed securities (1.0%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.229%, 1/15/49 W	46,837	70
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.749%, 3/11/39 W	234,439	117,220
FRB Ser. 06-PW11, Class C, 5.749%, 3/11/39 (In default) † W	127,993	6,400
FRB Ser. 06-PW14, Class X1, IO, 0.283%, 12/11/38 W	164,008	1,689
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
1.30%, 12/11/49 W	1,687	65
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.089%, 4/15/44 W	369,000	356,040
FRB Ser. 11-C2, Class D, 5.744%, 12/15/47 W	154,000	150,319
FRB Ser. 11-C2, Class E, 5.744%, 12/15/47 W	562,000	511,172
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	274,000	281,804
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	431,000	428,798
FRB Ser. 14-GC21, Class XA, IO, 1.177%, 5/10/47 W	3,576,057	141,252
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.092%, 3/10/47 W	158,000	136,636
FRB Ser. 12-GC8, Class XA, IO, 1.767%, 9/10/45 W	4,331,684	137,154
FRB Ser. 06-C5, Class XC, IO, 0.503%, 10/15/49 W	2,638,673	26

Dynamic Asset Allocation Growth Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	$300,000	$267,902
FRB Ser. 14-CR18, Class C, 4.725%, 7/15/47 W	354,000	270,113
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	408,000	436,447
FRB Ser. 14-CR17, Class XA, IO, 0.973%, 5/10/47 W	6,254,043	205,208
FRB Ser. 13-CR11, Class XA, IO, 0.932%, 8/10/50 W	7,339,904	202,559
FRB Ser. 14-UBS6, Class XA, IO, 0.892%, 12/10/47 W	6,064,246	200,999
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D,
5.895%, 7/10/46 W	781,000	772,937
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.259%, 2/15/40 W	2,833,084	1,681
FRB Ser. 07-C2, Class AX, IO, 0.009%, 1/15/49 W	1,198,440	12
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.171%, 5/15/38 W	31,768	1,367
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.771%, 4/15/50 W	645,000	537,769
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.335%, 8/10/44 W	1,505,000	1,369,154
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class XAM, IO, 1.384%, 2/25/52 W	2,265,000	269,137
Multifamily Structured Pass-Through Certificates FRB Ser. K099,
Class X1, IO, 1.006%, 9/25/29 W	5,208,405	353,301
Multifamily Structured Pass-Through Certificates FRB Ser. K087,
Class X1, IO, 0.363%, 12/25/28 W	11,554,347	345,822
Federal National Mortgage Association 144A Multifamily
Connecticut Avenue Securities Trust FRB Ser. 19-01, Class M7,
2.647%, 10/15/49	428,802	431,716
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.003%, 12/10/49 W	2,999,863	30
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.499%, 2/10/46 W	4,442,173	152,713
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.691%, 6/10/47 W	652,000	489,508
FRB Ser. 14-GC22, Class XA, IO, 0.985%, 6/10/47 W	7,885,466	210,589
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.981%, 8/10/43 W	346,000	341,596
FRB Ser. 11-GC3, Class C, 5.637%, 3/10/44 W	406,000	387,229
FRB Ser. 11-GC3, Class D, 5.637%, 3/10/44 W	724,000	708,420
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	179,000	180,946
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.679%, 4/15/47 W	533,000	474,616
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	653,000	466,394
FRB Ser. 13-C17, Class XA, IO, 0.76%, 1/15/47 W	3,402,189	79,134
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	297,000	265,159
FRB Ser. 13-LC11, Class XA, IO, 1.257%, 4/15/46 W	11,884,142	372,106
FRB Ser. 06-CB17, Class X, IO, 0.652%, 12/12/43 W	317,474	3,313
FRB Ser. 06-LDP8, Class X, IO, 0.29%, 5/15/45 W	1,111,741	172
FRB Ser. 07-LDPX, Class X, IO, 0.03%, 1/15/49 W	570,508	6

60 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.636%, 11/15/43 W	$263,000	$230,114
FRB Ser. 12-C6, Class E, 5.157%, 5/15/45 W	943,000	755,625
FRB Ser. 12-C8, Class D, 4.675%, 10/15/45 W	458,000	372,938
FRB Ser. 12-LC9, Class D, 4.418%, 12/15/47 W	165,000	136,954
FRB Ser. 05-CB12, Class X1, IO, 0.32%, 9/12/37 W	52,226	31
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.142%, 2/15/40 W	19,281	2
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.685%, 9/15/39 W	1,955,993	12,870
FRB Ser. 05-C7, Class XCL, IO, 0.313%, 11/15/40 W	76,593	11
FRB Ser. 05-C5, Class XCL, IO, 0.174%, 9/15/40 W	104,625	2
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.142%, 4/20/48 W	1,044,000	1,085,802
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4,
Class X, IO, 6.401%, 7/15/45 W	9,700	1
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.954%, 2/15/47 W	290,000	263,323
FRB Ser. 14-C17, Class C, 4.499%, 8/15/47 W	708,000	703,260
FRB Ser. 14-C17, Class XA, IO, 1.108%, 8/15/47 W	4,120,888	140,526
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.608%, 11/15/45 W	450,000	403,686
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	81,083	16,217
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.245%, 7/15/49 W	231,000	209,613
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.055%, 12/15/50 W	4,153,786	240,435
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.572%, 5/10/45 W	334,000	319,673
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.62%, 12/10/45 W	4,942,106	157,266
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.117%, 11/15/48 W	856,144	26
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.283%, 7/15/46 W	319,000	325,066
FRB Ser. 13-LC12, Class C, 4.283%, 7/15/46 W	408,000	316,845
FRB Ser. 14-LC16, Class XA, IO, 1.112%, 8/15/50 W	10,507,151	368,222
FRB Ser. 16-LC25, Class XA, IO, 0.985%, 12/15/59 W	2,554,972	114,523
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.283%, 7/15/46 W	655,000	474,343
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	315,000	338,024
Ser. 13-C11, Class AS, 3.311%, 3/15/45	291,000	290,245
FRB Ser. 14-C24, Class XA, IO, 0.837%, 11/15/47 W	9,080,891	259,708
FRB Ser. 14-C22, Class XA, IO, 0.808%, 9/15/57 W	21,470,221	612,502
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.681%, 3/15/44 W	819,000	650,962
FRB Ser. 11-C2, Class D, 5.663%, 2/15/44 W	1,017,000	960,535
FRB Ser. 11-C5, Class D, 5.661%, 11/15/44 W	353,000	340,451

Dynamic Asset Allocation Growth Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-C15, Class D, 4.494%, 8/15/46 W	$437,000	$275,770
FRB Ser. 12-C9, Class XA, IO, 1.892%, 11/15/45 W	3,759,171	142,026
FRB Ser. 12-C10, Class XA, IO, 1.536%, 12/15/45 W	3,708,577	124,230
FRB Ser. 12-C9, Class XB, IO, 0.715%, 11/15/45 W	10,038,000	167,534
		22,876,061
Residential mortgage-backed securities (non-agency) (1.0%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 1.817%, 5/25/47	491,748	249,375
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	192,947	188,836
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	239,102	225,778
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 1.448%, 4/20/35	550,600	536,811
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 3.447%,
10/25/29 (Bermuda)	330,000	280,236
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 2.647%,
10/25/27 (Bermuda)	62,108	60,367
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 2.297%,
8/25/28 (Bermuda)	390,051	362,400
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.298%, 5/25/35 W	360,651	342,452
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.906%, 6/25/46	804,161	658,032
FRB Ser. 05-27, Class 1A1, 2.339%, 8/25/35 W	149,303	112,136
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
1.297%, 8/25/36	226,271	108,881
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
1.137%, 8/25/46	1,070,900	875,280
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
1.103%, 11/20/35	500,373	406,883
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.953%, 2/20/47	375,777	249,846
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 2.647%, 11/25/28	339,555	313,530
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 6.497%, 7/25/28	300,000	287,983
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 6.097%, 11/25/28	429,400	412,087
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 5.697%, 10/25/24	187,469	181,840
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 5.647%, 4/25/28	540,000	516,155
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 5.597%, 10/25/28	2,019,527	1,931,946
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 4.697%, 9/25/24	250,000	230,313

62 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 4.197%, 7/25/29	$250,000	$220,960
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 3.797%, 4/25/28	568,915	550,731
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 2.897%, 5/25/25	101,755	99,626
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 3.735%, 1/25/50	217,000	135,988
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.597%, 1/25/49	139,000	122,319
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	16,644	12,740
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 3.297%, 2/25/49	129,054	108,019
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 3.247%, 10/25/48	64,400	52,938
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.897%, 8/25/28	463,729	450,432
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 7.697%, 8/25/28	1,207,130	1,134,702
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.947%, 9/25/28	1,348,484	1,315,504
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.847%, 10/25/28	510,541	500,615
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.647%, 4/25/28	762,532	752,819
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 6.497%, 4/25/28	1,143,477	1,033,388
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.947%, 7/25/25	377,975	342,614
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.847%, 11/25/24	216,966	206,143
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 5.247%, 2/25/25	123,225	119,473
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 5.197%, 1/25/29	853,567	819,357
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	109,853	106,210
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	64,104	58,424
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 4.497%, 7/25/29	278,283	248,447
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.847%, 7/25/24	240,081	222,466
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 2.197%, 7/25/29	190,000	142,488

Dynamic Asset Allocation Growth Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (2.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 3.247%, 8/25/31	$104,569	$89,662
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 3.097%, 11/25/39	105,144	86,292
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.997%, 1/25/40	1,016,000	654,314
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 2.547%, 10/25/28 (Bermuda)	165,479	155,537
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	381,561	351,037
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	381,727	351,189
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 1.747%, 2/25/34	515,323	455,902
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.732%, 2/25/35 W	162,153	151,005
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 1.772%, 8/25/34	111,376	111,376
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.451%, 8/26/47 W	160,000	148,798
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 2.072%, 10/25/33	192,702	185,436
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	301,084	281,405
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.997%, 10/25/34	410,000	378,966
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 1.797%, 5/25/47	727,555	528,273
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 3.863%, 10/25/35 W	545,853	480,844
FRB Ser. 07-HY2, Class 1A1, 3.74%, 12/25/36 W	270,018	243,707
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.907%, 7/25/45	226,479	197,671
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%),
1.867%, 10/25/44	366,248	313,472
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
1.347%, 8/25/45	331,353	283,804
		22,736,260
Total mortgage-backed securities (cost $53,941,902)		$47,690,803

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.5%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	$1,445,000	$1,519,250
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	390,000	408,038
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	454,000	443,102
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	300,000	261,000

64 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.5%)* cont.	amount	Value
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)	$306,000	$318,240
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)	387,000	379,260
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)	262,000	246,283
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	468,000	435,240
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	925,000	965,441
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	211,497
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	690,000	715,885
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	285,000	284,647
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	785,000	684,913
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	350,000	316,313
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,141,000	1,287,904
Peru (Republic of) sr. unsec. unsub. bonds 5.625%, 11/18/50 (Peru)	110,000	163,900
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	600,000	640,332
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	535,000	478,825
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	360,000	314,095
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	938,000	881,720
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	846,000	857,728
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	240,000	331,502
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	460,000	46,000
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	745,000	74,500
Total foreign government and agency bonds and notes (cost $12,823,073)		$12,265,615

	Principal
ASSET-BACKED SECURITIES (0.4%)*	amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.797%, 11/25/51	$209,333	$209,333
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
1.747%, 6/25/52	1,275,000	1,275,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 2.731%, 10/22/20	1,065,000	1,065,078

Dynamic Asset Allocation Growth Fund 65

	Principal
ASSET-BACKED SECURITIES (0.4%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.755%, 3/26/21	$1,100,000	$1,100,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.679%, 10/24/20	1,194,000	1,194,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 9/24/20	1,250,000	1,250,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 6/24/20	1,293,000	1,293,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.597%, 8/25/52	470,000	470,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	570,000	564,300
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.227%, 1/25/46	772,424	745,762
Total asset-backed securities (cost $9,195,649)		$9,166,473

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.085%, 6/21/24	$427,900	$342,320
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.084%, 4/3/24	163,737	133,037
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.363%, 12/31/22	85,000	22,950
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.719%, 5/5/24	87,631	72,295
Front Range BidCo, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	125,000	115,625
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	122,647	108,542
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.25%, 5/21/24	263,642	32,955
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.00%, 10/16/23	129,619	48,931
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 4.28%, 11/6/24	613,650	527,739
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 7.50%, 10/25/23	152,878	58,094
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 4.441%, 4/30/26	199,000	181,090
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	53,345	47,744
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.113%, 9/7/23	175,564	66,714
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	170,000	93,500
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 2/28/25	166,526	99,916
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.612%, 6/26/25	284,316	223,188
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	150,000	99,000

66 Dynamic Asset Allocation Growth Fund

	Principal
SENIOR LOANS (0.1%)*c cont.	amount	Value
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/25	$337,396	$281,725
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	680,000	608,600
Total senior loans (cost $4,344,668)		$3,163,965

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
USD/JPY (Put)	Jun-20/JPY 108.00	$8,803,800		$8,803,800	$214,144
USD/JPY (Put)	Apr-20/JPY 106.00	8,803,800		8,803,800	65,007
Barclays Bank PLC
GBP/USD (Call)	Apr-20/$1.34	10,952,372	GBP	8,817,625	11
Citibank, N.A.
USD/CHF (Put)	Jun-20/CHF 0.91	10,733,600		$10,733,600	33,414
USD/JPY (Put)	Jun-20/JPY 108.00	8,803,800		8,803,800	214,144
Goldman Sachs International
EUR/NOK (Put)	Apr-20/NOK 9.60	17,251,893	EUR	15,642,300	17
USD/CHF (Put)	Jun-20/CHF 0.94	10,733,600		$10,733,600	77,796
USD/JPY (Put)	Jun-20/JPY 108.00	8,803,800		8,803,800	214,144
UBS AG
GBP/USD (Call)	Apr-20/1.34	10,952,372	GBP	8,817,625	460
Total purchased options outstanding (cost $1,195,630)					$819,137

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	12/16/21	$0.00	17,404	$422,504
Total warrants (cost $392,551)				$422,504

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$205,000	$166,430
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	71,000	10,704
Total convertible bonds and notes (cost $251,137)		$177,134

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	6,720	$137,827
Total preferred stocks (cost $168,119)		$137,827

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	5,752	$90,853
Nine Point Energy 6.75% cv. pfd. F	34	—
Total convertible preferred stocks (cost $139,109)		$90,853

Dynamic Asset Allocation Growth Fund 67

	Principal amount/
SHORT-TERM INVESTMENTS (16.3%)*		shares	Value
Barclays Bank PLC CCP asset backed commercial paper
1.707%, 5/8/20		$15,000,000	$14,976,091
Chariot Funding, LLC asset backed commercial paper
1.758%, 4/13/20		13,000,000	12,992,372
Putnam Cash Collateral Pool, LLC 0.54% [d]	Shares	9,906,755	9,906,755
Putnam Short Term Investment Fund 0.92% L	Shares	264,673,687	264,673,687
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.32% P	Shares	2,174,000	2,174,000
Thunder Bay Funding, LLC asset backed commercial paper
1.761%, 5/26/20		$15,000,000	14,964,510
Toronto-Dominion Bank (The) commercial paper 1.747%, 4/9/20		14,750,000	14,748,890
U.S. Treasury Bills 1.565%, 5/7/20 §		685,001	684,956
U.S. Treasury Bills 1.574%, 5/21/20 # ∆ §		9,860,999	9,860,109
U.S. Treasury Bills 1.566%, 4/16/20		162,000	161,996
U.S. Treasury Bills 1.532%, 6/18/20 # §		1,118,000	1,117,775
U.S. Treasury Bills 1.547%, 4/23/20 # §		3,623,000	3,622,930
U.S. Treasury Bills 1.542%, 6/4/20 # §		2,880,001	2,879,629
U.S. Treasury Bills 1.399%, 4/21/20		41,000	40,998
U.S. Treasury Bills 0.581%, 6/11/20 # §		1,008,001	1,007,819
U.S. Treasury Bills 0.310%, 7/23/20 # ∆ §		3,696,000	3,695,058
U.S. Treasury Bills 0.164%, 6/25/20 ∆ §		452,001	451,929
U.S. Treasury Bills 0.013%, 9/10/20 # ∆ §		2,264,001	2,262,839
U.S. Treasury Bills 0.015%, 9/3/20 # ∆ §		3,170,000	3,168,682
U.S. Treasury Bills 0.011%, 8/6/20 # ∆ §		1,524,001	1,523,542
U.S. Treasury Bills zero%, 8/20/20 §		1,845,001	1,844,368
U.S. Treasury Bills zero%, 8/13/20 # ∆ §		7,402,000	7,399,857
Total short-term investments (cost $374,113,698)			$374,158,792

TOTAL INVESTMENTS
Total investments (cost $2,479,555,892)	$2,426,529,794

Key to holding’s currency abbreviations

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD /$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

68 Dynamic Asset Allocation Growth Fund

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,300,461,235.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $20,011,060 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $8,466,903 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $5,388,133 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

Dynamic Asset Allocation Growth Fund 69

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $220,003,044 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.5%	Netherlands	0.6%
Japan	3.3	Taiwan	0.6
United Kingdom	2.6	South Korea	0.6
China	2.2	Hong Kong	0.5
Switzerland	1.4	India	0.5
France	1.4	Sweden	0.5
Canada	1.3	Spain	0.5
Australia	1.0	Other	3.6
Germany	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $280,564,191) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/20	$1,327,229	$1,479,747	$(152,518)
	Canadian Dollar	Sell	4/15/20	3,536,429	3,809,301	272,872
	Chinese Yuan (Offshore)	Buy	5/20/20	244,684	236,283	8,401
	Euro	Buy	6/17/20	10,327,362	10,434,416	(107,054)
	Hong Kong Dollar	Sell	5/20/20	2,917,604	2,910,432	(7,172)
	Japanese Yen	Sell	5/20/20	2,235,135	2,204,370	(30,765)
	Mexican Peso	Buy	4/15/20	2,352,101	2,921,692	(569,591)
	Mexican Peso	Sell	4/15/20	2,352,101	2,899,245	547,144
	New Taiwan Dollar	Sell	5/20/20	256,801	215,871	(40,930)

70 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $280,564,191) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A. cont.
	New Zealand Dollar	Buy	4/15/20	$1,352,534	$1,461,621	$(109,087)
	Norwegian Krone	Sell	6/17/20	509,033	453,615	(55,418)
	Swedish Krona	Buy	6/17/20	1,335,637	1,278,900	56,737
Barclays Bank PLC
	Australian Dollar	Sell	4/15/20	205,027	206,903	1,876
	British Pound	Buy	6/17/20	1,217,014	1,141,514	75,500
	Euro	Sell	6/17/20	6,017,759	6,011,668	(6,091)
	Hong Kong Dollar	Sell	5/20/20	2,303,571	2,296,978	(6,593)
	Japanese Yen	Buy	5/20/20	3,668,740	3,948,522	(279,782)
	New Zealand Dollar	Buy	4/15/20	2,099,202	2,202,632	(103,430)
	Norwegian Krone	Buy	6/17/20	2,663,067	2,438,247	224,820
	Swedish Krona	Sell	6/17/20	1,339,302	1,343,912	4,610
Citibank, N.A.
	Australian Dollar	Buy	4/15/20	436,505	336,552	99,953
	Canadian Dollar	Buy	4/15/20	622,002	640,060	(18,058)
	Danish Krone	Sell	6/17/20	1,492,659	1,504,646	11,987
	Euro	Sell	6/17/20	730,913	664,184	(66,729)
	Japanese Yen	Buy	5/20/20	7,276,396	7,216,527	59,869
	Mexican Peso	Buy	4/15/20	1,176,048	1,459,791	(283,743)
	Mexican Peso	Sell	4/15/20	1,176,048	1,448,193	272,145
	New Zealand Dollar	Sell	4/15/20	2,075,397	2,272,567	197,170
	Norwegian Krone	Sell	6/17/20	731,713	645,883	(85,830)
	Swedish Krona	Buy	6/17/20	1,391,520	1,341,930	49,590
	Swiss Franc	Sell	6/17/20	2,293,591	2,267,452	(26,139)
Credit Suisse International
	Australian Dollar	Buy	4/15/20	4,306	40,470	(36,164)
	Australian Dollar	Buy	7/15/20	1,141,238	1,137,208	4,030
	British Pound	Buy	6/17/20	564,292	522,313	41,979
	Canadian Dollar	Sell	7/15/20	1,137,831	1,133,984	(3,847)
	Euro	Buy	6/17/20	606,809	624,773	(17,964)
	New Zealand Dollar	Buy	4/15/20	1,109,591	1,079,106	30,485
	Norwegian Krone	Sell	6/17/20	2,463,287	2,220,389	(242,898)
	Swedish Krona	Buy	6/17/20	1,035,476	994,188	41,288
Goldman Sachs International
	Australian Dollar	Buy	4/15/20	2,449,802	2,257,579	192,223
	British Pound	Buy	6/17/20	1,217,014	1,141,972	75,042
	Canadian Dollar	Buy	4/15/20	2,917,625	2,959,615	(41,990)
	Chinese Yuan (Offshore)	Buy	5/20/20	244,698	237,472	7,226
	Euro	Sell	6/17/20	1,207,755	1,170,958	(36,797)
	Hong Kong Dollar	Buy	5/20/20	2,083,082	2,077,609	5,473
	Japanese Yen	Sell	5/20/20	4,160,583	4,082,563	(78,020)
	New Taiwan Dollar	Buy	5/20/20	3	45,351	(45,348)
	New Zealand Dollar	Sell	4/15/20	1,309,280	1,537,002	227,722
	Norwegian Krone	Buy	6/17/20	7,345,015	8,598,710	(1,253,695)

Dynamic Asset Allocation Growth Fund 71

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $280,564,191) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Russian Ruble	Buy	6/17/20	$2,398,271	$2,962,078	$(563,807)
	Russian Ruble	Sell	6/17/20	2,398,271	2,877,573	479,302
	Swedish Krona	Buy	6/17/20	6,262,220	6,267,469	(5,249)
	Swiss Franc	Buy	6/17/20	2,373,986	2,429,193	(55,207)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/20	926,649	996,807	70,158
	Australian Dollar	Buy	7/15/20	1,141,177	1,137,149	4,028
	British Pound	Buy	6/17/20	723,990	705,071	18,919
	Canadian Dollar	Buy	4/15/20	2,789,273	2,601,916	187,357
	Canadian Dollar	Sell	7/15/20	1,137,902	1,134,295	(3,607)
	Chinese Yuan (Offshore)	Sell	5/20/20	6,376,388	6,454,395	78,007
	Euro	Buy	6/17/20	4,208,837	4,305,733	(96,896)
	Hong Kong Dollar	Sell	5/20/20	2,074,996	2,064,563	(10,433)
	Japanese Yen	Buy	5/20/20	1,493,862	1,533,570	(39,708)
	New Zealand Dollar	Sell	4/15/20	60,437	167,572	107,135
	New Zealand Dollar	Sell	7/15/20	2,250,013	2,262,735	12,722
	Norwegian Krone	Sell	6/17/20	1,014,593	854,486	(160,107)
	Swedish Krona	Sell	6/17/20	7,816,882	8,144,901	328,019
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/20	4,316,202	5,004,131	(687,929)
	British Pound	Buy	6/17/20	10,739,204	11,038,371	(299,167)
	Canadian Dollar	Sell	4/15/20	1,348,974	1,435,084	86,110
	Euro	Sell	6/17/20	1,198,021	1,144,117	(53,904)
	Japanese Yen	Sell	5/20/20	932,616	909,516	(23,100)
	New Zealand Dollar	Sell	4/15/20	284,707	378,795	94,088
	Norwegian Krone	Sell	6/17/20	4,833,053	4,337,402	(495,651)
	Singapore Dollar	Buy	5/20/20	2,237,728	2,222,143	15,585
	South Korean Won	Sell	5/20/20	353,825	363,756	9,931
	Swedish Krona	Sell	6/17/20	1,081,760	1,315,786	234,026
	Swiss Franc	Buy	6/17/20	3,685,742	3,769,791	(84,049)
NatWest Markets PLC
	Australian Dollar	Buy	4/15/20	1,401,046	1,457,160	(56,114)
	Canadian Dollar	Buy	4/15/20	865,202	783,702	81,500
	Euro	Sell	6/17/20	156,735	106,590	(50,145)
	New Zealand Dollar	Buy	4/15/20	1,571,135	1,674,677	(103,542)
	Norwegian Krone	Sell	6/17/20	897,865	793,824	(104,041)
	Swedish Krona	Sell	6/17/20	1,846,582	2,009,722	163,140
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/20	6,602,868	6,858,654	255,786
	British Pound	Sell	6/17/20	1,815,509	1,954,622	139,113
	Canadian Dollar	Sell	4/15/20	14,297,734	15,355,094	1,057,360
	Euro	Buy	6/17/20	4,217,243	4,338,113	(120,870)
	Hong Kong Dollar	Sell	5/20/20	5,835,195	5,820,125	(15,070)
	Japanese Yen	Sell	5/20/20	7,328,998	7,252,741	(76,257)

72 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $280,564,191) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	New Zealand Dollar	Buy	4/15/20	$2,759,897	$3,087,411	$(327,514)
	Norwegian Krone	Buy	6/17/20	3,661,958	4,042,398	(380,440)
	Swedish Krona	Sell	6/17/20	8,591,271	9,083,432	492,161
Toronto-Dominion Bank
	Australian Dollar	Buy	4/15/20	565,746	537,544	28,202
	British Pound	Buy	6/17/20	862,793	816,072	46,721
	Canadian Dollar	Sell	4/15/20	1,551,239	1,735,554	184,315
	Euro	Sell	6/17/20	1,207,755	1,171,135	(36,620)
	Hong Kong Dollar	Sell	5/20/20	1,458,809	1,454,791	(4,018)
	New Zealand Dollar	Buy	4/15/20	580,032	585,554	(5,522)
	Norwegian Krone	Sell	6/17/20	563,664	528,501	(35,163)
	Swedish Krona	Buy	6/17/20	162,140	39,062	123,078
UBS AG
	Australian Dollar	Sell	4/15/20	7,712,460	8,256,209	543,749
	British Pound	Sell	6/17/20	688,792	715,842	27,050
	Canadian Dollar	Sell	4/15/20	239,007	321,558	82,551
	Euro	Buy	6/17/20	2,671,795	2,754,353	(82,558)
	Hong Kong Dollar	Sell	5/20/20	1,496,710	1,494,859	(1,851)
	Japanese Yen	Sell	5/20/20	349,669	345,443	(4,226)
	Mexican Peso	Buy	4/15/20	1,176,048	1,464,178	(288,130)
	Mexican Peso	Sell	4/15/20	1,176,048	1,447,360	271,312
	New Zealand Dollar	Buy	4/15/20	4,359,610	4,622,573	(262,963)
	Norwegian Krone	Buy	6/17/20	570,553	616,408	(45,855)
	Swedish Krona	Sell	6/17/20	2,320,942	2,379,581	58,639
WestPac Banking Corp.
	Australian Dollar	Buy	4/15/20	557,441	521,658	35,783
	Canadian Dollar	Sell	4/15/20	568,487	564,791	(3,696)
	Euro	Buy	6/17/20	1,020,381	1,017,393	2,988
	Japanese Yen	Sell	5/20/20	725,841	702,211	(23,630)
	New Zealand Dollar	Buy	4/15/20	1,365,779	1,479,982	(114,203)
Unrealized appreciation						7,826,977
Unrealized (depreciation)						(8,426,895)
Total						$(599,918)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,687	$97,264,246	$96,800,060	Jun-20	$(3,925,749)
S&P 500 Index E-Mini (Long)	1,022	132,072,549	131,311,670	Jun-20	(3,210,018)
S&P 500 Index E-Mini (Short)	930	120,183,435	119,491,050	Jun-20	(177,996)
S&P Mid Cap 400 Index E-Mini (Long)	322	46,477,480	46,297,160	Jun-20	(2,997,359)
U.S. Treasury Bond 30 yr (Long)	67	11,997,188	11,997,188	Jun-20	837,349

Dynamic Asset Allocation Growth Fund 73

FUTURES CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Long)	139	$30,840,625	$30,840,625	Jun-20	$2,648,969
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,331,250	1,331,250	Jun-20	(114,623)
U.S. Treasury Note 2 yr (Long)	265	58,401,445	58,401,445	Jun-20	842,115
U.S. Treasury Note 2 yr (Short)	183	40,330,055	40,330,055	Jun-20	9,596
U.S. Treasury Note 5 yr (Long)	446	55,910,281	55,910,281	Jun-20	1,676,700
U.S. Treasury Note 5 yr (Short)	34	4,262,219	4,262,219	Jun-20	(129,741)
U.S. Treasury Note 10 yr (Long)	200	27,737,500	27,737,501	Jun-20	1,132,394
U.S. Treasury Note Ultra 10 yr (Long)	6	936,188	936,188	Jun-20	49,487
Unrealized appreciation					7,196,610
Unrealized (depreciation)					(10,555,486)
Total					$(3,358,876)

WRITTEN OPTIONS OUTSTANDING at 3/31/20 (premiums $560,340) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/JPY (Put)	Apr-20/JPY 103.00	$8,803,800	$8,803,800	$25,452
USD/JPY (Put)	Jun-20/JPY 105.00	8,803,800	8,803,800	128,782
Citibank, N.A.
USD/JPY (Put)	Jun-20/JPY 105.00	8,803,800	8,803,800	128,782
Goldman Sachs International
USD/CHF (Put)	Jun-20/CHR 0.91	21,467,200	21,467,200	66,827
USD/JPY (Put)	Jun-20/JPY 105.00	8,803,800	8,803,800	128,782
Total				$478,625

TBA SALE COMMITMENTS OUTSTANDING at 3/31/20 (proceeds receivable $11,342,695) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 4/1/50	$3,000,000	4/15/20	$3,171,563
Uniform Mortgage-Backed Securities, 3.00%, 4/1/50	8,000,000	4/15/20	8,385,000
Total			$11,556,563

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$10,445,600	$245,231	$8,796	3/18/22	3 month USD-	1.60% —	$256,449
				LIBOR-BBA —	Semiannually
				Quarterly
66,173,900	1,553,565	(56,420)	3/18/22	1.60% —	3 month USD-	(1,625,331)
				Semiannually	LIBOR-BBA —
					Quarterly
4,487,800	1,355,468	16,146	3/18/50	3 month USD-	2.00% —	1,373,303
				LIBOR-BBA —	Semiannually
				Quarterly

74 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,685,100	$508,957	$(6,085)	3/18/50	2.00% —	3 month USD-	$(515,676)
				Semiannually	LIBOR-BBA —
					Quarterly
12,629,100	1,284,607	92,192	3/18/30	3 month USD-	1.75% —	1,380,412
				LIBOR-BBA —	Semiannually
				Quarterly
28,137,200	2,862,060	(211,469)	3/18/30	1.75% —	3 month USD-	(3,081,578)
				Semiannually	LIBOR-BBA —
					Quarterly
7,037,800	391,991	20,167	3/18/25	3 month USD-	1.625% —	413,854
				LIBOR-BBA —	Semiannually
				Quarterly
26,161,300	1,457,132	(75,155)	3/18/25	1.625% —	3 month USD-	(1,538,590)
				Semiannually	LIBOR-BBA —
					Quarterly
6,416,000	139,837	(85)	3/17/30	3 month USD-	0.933% —	139,826
				LIBOR-BBA —	Semiannually
				Quarterly
721,000	8,860	(6)	3/17/25	0.745% —	3 month USD-	(8,822)
				Semiannually	LIBOR-BBA —
					Quarterly
34,133,000	38,502 E	(48,202)	6/17/22	3 month USD-	0.40% —	(9,700)
				LIBOR-BBA —	Semiannually
				Quarterly
9,156,000	109,469	(74)	3/23/25	0.7525% —	3 month USD-	(108,339)
				Semiannually	LIBOR-BBA —
					Quarterly
9,156,000	104,699	(74)	3/23/25	0.742% —	3 month USD-	(103,547)
				Semiannually	LIBOR-BBA —
					Quarterly
5,539,000	26,404	(45)	3/26/25	0.609% —	3 month USD-	(25,780)
				Semiannually	LIBOR-BBA —
					Quarterly
594,000	25,050 E	(20)	5/1/50	3 month USD-	0.7475% —	(25,070)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$(260,334)				$(3,478,589)

E Extended effective date.

Dynamic Asset Allocation Growth Fund 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$91,412	$91,189	$—	1/12/40	4.50% (1 month	Synthetic MBX	$(65)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
580,519	574,892	—	1/12/41	5.00% (1 month	Synthetic MBX	(4,512)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
172,019	170,348	—	1/12/40	5.00% (1 month	Synthetic MBX	(1,340)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,673	20,712	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(87)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
203,022	205,463	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,933)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,989	4,953	—	1/12/43	3.50% (1 month	Synthetic TRS	(971)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
83,819	71,558	—	1/12/41	4.00% (1 month	Synthetic TRS	(11,256)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,000	4,304	—	1/12/42	4.00% (1 month	Synthetic TRS	(637)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,205	19,194	—	1/12/41	(5.00%) 1 month	Synthetic TRS	2,718
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
276	255	—	1/12/38	6.50% (1 month	Synthetic TRS	(17)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
86,185,303	68,881,068	—	11/25/20	(3 month USD-	A basket	(17,193,231)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
7,035,472	7,578,696	—	11/25/20	3 month USD-	Russell 1000 Total	(542,426)
				LIBOR-BBA minus	Return Index —
				0.75% — Quarterly	Quarterly

76 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$74,625,158	$61,422,976	$—	11/25/20	3 month USD-	Russell 1000 Total	$13,328,178
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
223,108	220,945	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,734)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
13,849	10,708	—	1/12/45	3.50% (1 month	Synthetic TRS	(2,979)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
124,874,535	133,515,555	—	12/15/25	(1 month USD-	A basket	9,142,434
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
113,933,777	123,823,833	—	12/15/25	1 month USD-	A basket	(10,332,596)
				LIBOR-BBA minus	(GSGLPWDS) of
				015% — Monthly	common stocks —
Monthly *
11,649	11,789	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(168)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,990	14,158	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(202)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
264,077	267,253	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,815)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
54,033	47,347	—	1/12/40	4.00% (1 month	Synthetic TRS	(6,041)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,379	10,656	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,578)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,379	10,656	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,578)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$9,566	$8,541	$—	1/12/39	6.00% (1 month	Synthetic TRS	$(910)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,826	1,690	—	1/12/38	6.50% (1 month	Synthetic TRS	(115)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
29,759	25,615	—	1/12/42	(4.00%) 1 month	Synthetic TRS	3,794
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
83,819	71,558	—	1/12/41	(4.00%) 1 month	Synthetic TRS	11,256
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		22,488,380
Upfront premium (paid)		—		Unrealized (depreciation)		(28,109,191)
Total		$—		Total		$(5,620,811)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Technology	13,959	$2,201,422	3.20%
Apple, Inc.	Technology	8,541	2,171,780	3.15%
Alphabet, Inc. Class A	Technology	1,624	1,887,234	2.74%
Verizon Communications, Inc.	Communication services	33,296	1,789,020	2.60%
JPMorgan Chase & Co.	Financials	16,895	1,521,023	2.21%
Medtronic PLC	Health care	15,736	1,419,054	2.06%
Mondelez International, Inc. Class A	Consumer staples	27,685	1,386,468	2.01%
Fidelity National Information	Technology	11,355	1,381,192	2.01%
Services, Inc.
Lockheed Martin Corp.	Capital goods	4,049	1,372,544	1.99%
Honeywell International, Inc.	Capital goods	9,563	1,279,420	1.86%
Texas Instruments, Inc.	Technology	12,399	1,239,019	1.80%
Automatic Data Processing, Inc.	Consumer cyclicals	8,997	1,229,678	1.79%
TJX Cos., Inc. (The)	Consumer cyclicals	25,242	1,206,832	1.75%
Starbucks Corp.	Consumer staples	18,249	1,199,713	1.74%
Johnson & Johnson	Health care	8,967	1,175,790	1.71%
Intuit, Inc.	Technology	5,094	1,171,717	1.70%
Amazon.com, Inc.	Consumer cyclicals	563	1,097,783	1.59%
Leidos Holdings, Inc.	Technology	11,625	1,065,465	1.55%
Allstate Corp. (The)	Financials	11,209	1,028,169	1.49%

78 Dynamic Asset Allocation Growth Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Intercontinental Exchange, Inc.	Financials	12,200	$985,187	1.43%
Exelon Corp.	Utilities and power	26,371	970,702	1.41%
Waste Management, Inc.	Capital goods	10,169	941,258	1.37%
Kinder Morgan, Inc.	Utilities and power	67,074	933,665	1.36%
Walt Disney Co. (The)	Consumer cyclicals	9,661	933,211	1.35%
U.S. Bancorp	Financials	25,687	884,909	1.28%
Baxter International, Inc.	Health care	10,652	864,873	1.26%
Cisco Systems, Inc.	Technology	21,149	831,348	1.21%
DTE Energy Co.	Utilities and power	8,753	831,284	1.21%
Hershey Co. (The)	Consumer staples	6,265	830,083	1.21%
Take-Two Interactive Software, Inc.	Technology	6,534	774,978	1.13%
Cognizant Technology Solutions Corp. Technology		16,354	759,962	1.10%
Class A
Sysco Corp.	Consumer staples	16,330	745,129	1.08%
Merck & Co., Inc.	Health care	9,669	743,961	1.08%
Pfizer, Inc.	Health care	22,079	720,667	1.05%
Omnicom Group, Inc.	Consumer cyclicals	13,084	718,306	1.04%
Procter & Gamble Co. (The)	Consumer staples	6,435	707,833	1.03%
eBay, Inc.	Technology	23,250	698,886	1.01%
Ross Stores, Inc.	Consumer cyclicals	7,905	687,500	1.00%
Charter Communications, Inc. Class A	Communication services	1,573	686,139	1.00%
Garmin, Ltd.	Technology	8,760	656,653	0.95%
Bristol-Myers Squibb Co.	Health care	11,752	655,051	0.95%
Annaly Capital Management, Inc.	Financials	126,987	643,826	0.93%
QIAGEN NV (Netherlands)	Health care	15,435	642,079	0.93%
Eli Lilly & Co.	Health care	4,285	594,452	0.86%
PepsiCo, Inc.	Consumer staples	4,918	590,605	0.86%
Amgen, Inc.	Health care	2,889	585,606	0.85%
Synopsys, Inc.	Technology	4,486	577,707	0.84%
Exxon Mobil Corp.	Energy	15,135	574,669	0.83%
VICI Properties, Inc.	Financials	34,026	566,190	0.82%
American Electric Power Co., Inc.	Utilities and power	6,958	556,464	0.81%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Citrix Systems, Inc.	Technology	7,175	$1,015,557	0.76%
NortonLifeLock, Inc.	Technology	40,480	757,378	0.57%
Givaudan SA (Switzerland)	Basic materials	239	742,894	0.56%
Swisscom AG (Switzerland)	Communication services	1,369	739,923	0.55%
Koninklijke Ahold Delhaize NV	Consumer staples	31,307	734,930	0.55%
(Netherlands)
Expeditors International of	Transportation	10,794	720,171	0.54%
Washington, Inc.
Merck & Co., Inc.	Health care	9,308	716,130	0.54%
Roche Holding AG (Switzerland)	Health care	2,195	716,039	0.54%

Dynamic Asset Allocation Growth Fund 79

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Air Liquide SA (France)	Basic materials	5,470	$703,738	0.53%
Red Electrica Corporacion SA (Spain)	Utilities and power	38,830	700,848	0.52%
KDDI Corp. (Japan)	Communication services	23,575	699,406	0.52%
ITOCHU Corp. (Japan)	Consumer staples	33,307	694,628	0.52%
Nomura Holdings, Inc. (Japan)	Financials	161,248	686,532	0.51%
Procter & Gamble Co. (The)	Consumer staples	6,222	684,373	0.51%
WEC Energy Group, Inc.	Utilities and power	7,748	682,792	0.51%
Xcel Energy, Inc.	Utilities and power	11,281	680,269	0.51%
Roper Technologies, Inc.	Technology	2,136	665,952	0.50%
Fortescue Metals Group, Ltd.	Basic materials	108,205	665,568	0.50%
(Australia)
Hershey Co. (The)	Consumer staples	4,956	656,694	0.49%
Sandvik AB (Sweden)	Capital goods	45,966	656,322	0.49%
Cummins, Inc.	Capital goods	4,850	656,284	0.49%
Qorvo, Inc.	Technology	8,109	653,796	0.49%
McKesson Corp.	Health care	4,830	653,290	0.49%
Leidos Holdings, Inc.	Technology	7,103	651,027	0.49%
Medtronic PLC	Health care	7,164	646,051	0.48%
Carlsberg A/S Class B (Denmark)	Consumer staples	5,669	644,672	0.48%
Mitsui & Co., Ltd. (Japan)	Conglomerates	45,950	642,512	0.48%
eBay, Inc.	Technology	21,283	639,768	0.48%
Huntington Ingalls Industries, Inc.	Capital goods	3,506	638,878	0.48%
Fujitsu, Ltd. (Japan)	Technology	7,011	636,030	0.48%
Automatic Data Processing, Inc.	Consumer cyclicals	4,645	634,837	0.48%
Mizuho Financial Group, Inc. (Japan)	Financials	545,128	626,625	0.47%
Endesa SA (Spain)	Utilities and power	29,174	626,468	0.47%
Steel Dynamics, Inc.	Basic materials	27,676	623,806	0.47%
Hormel Foods Corp.	Consumer staples	13,275	619,153	0.46%
Comcast Corp. Class A	Communication services	18,008	619,103	0.46%
Atmos Energy Corp.	Utilities and power	6,213	616,520	0.46%
AMETEK, Inc.	Conglomerates	8,475	610,358	0.46%
Eni SpA (Italy)	Utilities and power	59,902	609,133	0.46%
CMS Energy Corp.	Utilities and power	10,362	608,760	0.46%
Royal Bank of Canada (Canada)	Financials	9,736	603,042	0.45%
Evergy, Inc.	Utilities and power	10,945	602,530	0.45%
Toronto-Dominion Bank (Canada)	Financials	14,085	598,823	0.45%
Mitsubishi Heavy Industries, Ltd.	Capital goods	23,529	597,935	0.45%
(Japan)
Legrand SA (France)	Capital goods	9,243	596,145	0.45%
Sumitomo Mitsui Trust Holdings, Inc.	Financials	20,417	593,203	0.44%
(Japan)
Rio Tinto PLC (United Kingdom)	Basic materials	12,757	589,227	0.44%
Dover Corp.	Capital goods	7,018	589,080	0.44%
State Street Corp.	Financials	11,044	588,292	0.44%
Partners Group Holding AG	Financials	843	586,786	0.44%
(Switzerland)

80 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Aeon Co., Ltd. (Japan)	Consumer cyclicals	36,193	$807,508	0.65%
United Parcel Service, Inc. Class B	Transportation	7,926	740,442	0.60%
Equinix, Inc.	Communication services	1,156	721,844	0.58%
SBA Communications Corp.	Communication services	2,562	691,759	0.56%
Progressive Corp. (The)	Financials	9,271	684,571	0.55%
Tyler Technologies, Inc.	Technology	2,305	683,718	0.55%
AIA Group, Ltd. (Hong Kong)	Financials	74,462	673,765	0.54%
Delivery Hero Holding GmbH	Consumer staples	8,911	667,879	0.54%
(Germany)
Cognex Corp.	Technology	15,734	664,289	0.54%
American Tower Corp.	Communication services	3,027	659,199	0.53%
Sprint Corp.	Communication services	76,200	656,845	0.53%
Canon, Inc. (Japan)	Capital goods	29,905	656,087	0.53%
Crown Castle International Corp.	Communication services	4,542	655,842	0.53%
Fortis, Inc. (Canada)	Utilities and power	17,004	655,725	0.53%
IPG Photonics Corp.	Technology	5,896	650,192	0.53%
Prologis, Inc.	Financials	8,047	646,699	0.52%
NiSource, Inc.	Utilities and power	25,839	645,196	0.52%
ANA Holdings, Inc. (Japan)	Transportation	26,202	643,070	0.52%
Zurich Insurance Group AG	Financials	1,782	635,654	0.51%
(Switzerland)
Abbott Laboratories	Health care	7,937	626,277	0.51%
Alexandria Real Estate Equities, Inc.	Financials	4,534	621,373	0.50%
Autodesk, Inc.	Technology	3,968	619,390	0.50%
Fidelity National Information	Technology	5,088	618,946	0.50%
Services, Inc.
FedEx Corp.	Transportation	5,097	618,095	0.50%
CME Group, Inc.	Financials	3,561	615,760	0.50%
Alliant Energy Corp.	Utilities and power	12,742	615,291	0.50%
FirstEnergy Corp.	Utilities and power	15,114	605,621	0.49%
Becton Dickinson and Co.	Health care	2,591	595,365	0.48%
BioMarin Pharmaceutical, Inc.	Health care	6,998	591,333	0.48%
Lonza Group AG (Switzerland)	Health care	1,414	590,787	0.48%
Twilio, Inc. Class A	Technology	6,583	589,126	0.48%
AstraZeneca PLC (United Kingdom)	Health care	6,567	588,591	0.48%
Svenska Handelsbanken AB (Sweden)	Financials	69,495	584,059	0.47%
Walmart, Inc.	Consumer cyclicals	5,120	581,770	0.47%
IBM Corp.	Technology	5,232	580,381	0.47%
ABB, Ltd. (Switzerland)	Capital goods	32,654	576,908	0.47%
MS&AD Insurance Group Holdings	Financials	20,433	574,850	0.46%
(Japan)
Xylem, Inc.	Capital goods	8,778	571,742	0.46%
Equifax, Inc.	Consumer cyclicals	4,766	569,259	0.46%
Elanco Animal Health, Inc.	Health care	25,396	568,611	0.46%
Waste Connections, Inc.	Capital goods	7,314	566,858	0.46%
Arthur J. Gallagher & Co.	Financials	6,934	565,196	0.46%

Dynamic Asset Allocation Growth Fund 81

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Monotaro Co., Ltd. (Japan)	Consumer staples	20,992	$559,915	0.45%
Southern Co. (The)	Utilities and power	10,334	559,484	0.45%
Agnico-Eagle Mines, Ltd. (Canada)	Basic materials	14,014	559,440	0.45%
Nidec Corp. (Japan)	Technology	10,719	558,949	0.45%
Roku, Inc.	Technology	6,383	558,389	0.45%
Intuitive Surgical, Inc.	Health care	1,124	556,370	0.45%
Nippon Steel Corp. (Japan)	Basic materials	64,117	551,817	0.45%
Entergy Corp.	Utilities and power	5,869	551,527	0.45%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited)
		Upfront
		premium			Termi-	Payments
Swap counterparty/		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	depreciation
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,367	$20,000	$4,426	5/11/63	300 bp —	$(3,047)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,591	43,000	9,516	5/11/63	300 bp —	(6,900)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,309	86,000	19,032	5/11/63	300 bp —	(13,672)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB–/P	39,593	276,000	107,806	5/11/63	500 bp —	(67,945)
Index						Monthly
CMBX NA BB.7	BB/P	22,506	441,000	148,000	1/17/47	500 bp —	(125,065)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,877)	2,605,000	274,567	5/11/63	200 bp —	(276,431)
Index						Monthly
CMBX NA A.7	A/P	3,286	79,000	6,004	1/17/47	200 bp —	(2,687)
Index						Monthly
CMBX NA BB.7	BB/P	10,567	79,000	26,512	1/17/47	500 bp —	(15,869)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,053	279,000	50,443	1/17/47	300 bp —	(28,227)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	136	18,000	1,897	5/11/63	200 bp —	(1,755)
Index						Monthly
CMBX NA A.6	A/P	(12)	19,000	2,003	5/11/63	200 bp —	(2,007)
Index						Monthly
CMBX NA A.6	A/P	(201)	25,000	2,635	5/11/63	200 bp —	(2,826)
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	13,070	5/11/63	200 bp —	(6,568)
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	13,070	5/11/63	200 bp —	(6,744)
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	13,070	5/11/63	200 bp —	(6,744)
Index						Monthly

82 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments
Swap counterparty/		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	depreciation
Goldman Sachs International cont.
CMBX NA A.6	A/P	$8,866	$135,000	$14,229	5/11/63	200 bp —	$(5,311)
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	17,391	5/11/63	200 bp —	(9,175)
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	25,928	5/11/63	200 bp —	(18,224)
Index						Monthly
CMBX NA A.6	A/P	13,238	257,000	27,088	5/11/63	200 bp —	(13,749)
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	43,003	5/11/63	200 bp —	(30,045)
Index						Monthly
CMBX NA A.6	A/P	9,953	430,000	45,322	5/11/63	200 bp —	(35,202)
Index						Monthly
CMBX NA A.6	A/P	34,350	570,000	60,078	5/11/63	200 bp —	(25,507)
Index						Monthly
CMBX NA A.6	A/P	35,368	695,000	73,253	5/11/63	200 bp —	(37,615)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,769	35,000	7,746	5/11/63	300 bp —	(4,956)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,006	37,000	8,188	5/11/63	300 bp —	(4,161)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,286	63,000	13,942	5/11/63	300 bp —	(10,619)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,769	70,000	15,491	5/11/63	300 bp —	(10,681)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,158	74,000	16,376	5/11/63	300 bp —	(8,175)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,858	91,000	20,138	5/11/63	300 bp —	(12,227)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,764	92,000	20,360	5/11/63	300 bp —	(12,542)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,541	103,000	22,794	5/11/63	300 bp —	(10,193)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,477	136,000	30,097	5/11/63	300 bp —	(18,541)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,886	225,000	49,793	5/11/63	300 bp —	(38,776)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,247	717,000	158,672	5/11/63	300 bp —	(91,007)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,023	865,000	191,425	5/11/63	300 bp —	(125,897)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,583	401,000	72,501	1/17/47	300 bp —	(40,684)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	(413)	56,000	5,902	5/11/63	200 bp —	(6,294)
Index						Monthly
CMBX NA A.6	A/P	336	115,000	12,121	5/11/63	200 bp —	(11,741)
Index						Monthly

Dynamic Asset Allocation Growth Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments
Swap counterparty/		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	depreciation
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$67,977	$2,955,000	$311,457	5/11/63	200 bp —	$(242,327)
Index						Monthly
CMBX NA A.7	A/P	7,192	164,000	12,464	1/17/47	200 bp —	(5,208)
Index						Monthly
CMBX NA BB.10	BB–/P	8,345	104,000	47,965	5/11/63	500 bp —	(39,519)
Index						Monthly
CMBX NA BB.6	BB–/P	1,284	9,000	3,515	5/11/63	500 bp —	(2,223)
Index						Monthly
CMBX NA BB.7	BB/P	4,727	91,000	30,540	1/17/47	500 bp —	(25,724)
Index						Monthly
CMBX NA BB.7	BB/P	32,341	104,000	34,902	1/17/47	500 bp —	(2,461)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BBB–/P	357	4,000	885	5/11/63	300 bp —	(526)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	(5,418)	706,000	74,412	5/11/63	200 bp —	(79,556)
Index						Monthly
CMBX NA BB.6	BB–/P	18,418	75,000	29,295	5/11/63	500 bp —	(10,804)
Index						Monthly
CMBX NA BB.6	BB–/P	36,962	150,000	58,590	5/11/63	500 bp —	(21,483)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,227	94,000	20,802	5/11/63	300 bp —	(14,520)
Index						Monthly
Upfront premium received		678,283	Unrealized appreciation				—
Upfront premium (paid)		(8,921)	Unrealized (depreciation)				(1,592,160)
Total		$669,362	Total				$(1,592,160)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited)
	Upfront
	premium			Termi-	Payments
Swap counterparty/	received	Notional		nation	(paid)	Unrealized
Referenced debt*	(paid)**	amount	Value	date	by fund	appreciation
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$18,468	1/17/47	(200 bp) —	$16,572
					Monthly
CMBX NA BB.10 Index	(5,114)	49,000	22,599	11/17/59	(500 bp) —	17,437
					Monthly
CMBX NA BB.10 Index	(4,386)	40,000	18,448	11/17/59	(500 bp) —	14,023
					Monthly

84 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments
Swap counterparty/	received	Notional		nation	(paid)	Unrealized
Referenced debt*	(paid)**	amount	Value	date	by fund	appreciation
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(18,786)	$145,000	$69,629	11/18/54	(500 bp) —	$50,702
					Monthly
CMBX NA BB.11 Index	(4,713)	50,000	24,010	11/18/54	(500 bp) —	19,248
					Monthly
CMBX NA BB.11 Index	(1,925)	28,000	13,446	11/18/54	(500 bp) —	11,494
					Monthly
CMBX NA BB.11 Index	(934)	18,000	8,644	11/18/54	(500 bp) —	7,692
					Monthly
CMBX NA BB.11 Index	(918)	18,000	8,644	11/18/54	(500 bp) —	7,708
					Monthly
CMBX NA BB.12 Index	(1,459)	17,000	8,357	8/17/61	(500 bp) —	6,882
					Monthly
CMBX NA BB.12 Index	(1,459)	17,000	8,357	8/17/61	(500 bp) —	6,882
					Monthly
CMBX NA BB.8 Index	(6,084)	49,000	23,314	10/17/57	(500 bp) —	17,183
					Monthly
CMBX NA BB.9 Index	(73,802)	715,000	284,856	9/17/58	(500 bp) —	210,359
					Monthly
CMBX NA BB.9 Index	(4,273)	106,000	42,230	9/17/58	(500 bp) —	37,854
					Monthly
CMBX NA BB.9 Index	(6,710)	104,000	41,434	9/17/58	(500 bp) —	34,622
					Monthly
CMBX NA BB.9 Index	(6,516)	101,000	40,238	9/17/58	(500 bp) —	33,624
					Monthly
CMBX NA BB.9 Index	(798)	22,000	8,765	9/17/58	(500 bp) —	7,946
					Monthly
CMBX NA BB.9 Index	(628)	16,000	6,374	9/17/58	(500 bp) —	5,731
					Monthly
CMBX NA BBB–.6 Index	(64)	1,000	221	5/11/63	(300 bp) —	157
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(13,476)	101,000	46,581	11/17/59	(500 bp) —	33,007
					Monthly
CMBX NA BB.10 Index	(11,892)	100,000	46,120	11/17/59	(500 bp) —	34,131
					Monthly
CMBX NA BB.10 Index	(6,588)	53,000	24,444	11/17/59	(500 bp) —	17,804
					Monthly
CMBX NA BB.7 Index	(8,878)	503,000	196,472	5/11/63	(500 bp) —	187,105
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	51,347	1/17/47	(500 bp) —	22,975
					Monthly
CMBX NA BB.7 Index	(8,060)	49,000	16,444	1/17/47	(500 bp) —	8,337
					Monthly
CMBX NA BB.8 Index	(1,402)	8,000	3,806	10/17/57	(500 bp) —	2,397
					Monthly
CMBX NA BB.9 Index	(34,184)	341,000	135,854	9/17/58	(500 bp) —	101,339
					Monthly

Dynamic Asset Allocation Growth Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments
Swap counterparty/	received	Notional		nation	(paid)	Unrealized
Referenced debt*	(paid)**	amount	Value	date	by fund	appreciation
Goldman Sachs International
CMBX NA BB.6 Index	$(716)	$7,000	$2,734	5/11/63	(500 bp) —	$2,011
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	15,438	1/17/47	(500 bp) —	8,432
					Monthly
CMBX NA BB.12 Index	(8,422)	23,000	11,307	8/17/61	(500 bp) —	2,863
					Monthly
CMBX NA BB.7 Index	(86,295)	425,000	142,630	1/17/47	(500 bp) —	55,920
					Monthly
CMBX NA BB.7 Index	(11,141)	68,000	22,821	1/17/47	(500 bp) —	11,613
					Monthly
CMBX NA BB.8 Index	(2,039)	18,000	8,564	10/17/57	(500 bp) —	6,508
					Monthly
CMBX NA BB.9 Index	(3,018)	28,000	11,155	9/17/58	(500 bp) —	8,110
					Monthly
CMBX NA BB.9 Index	(544)	14,000	5,578	9/17/58	(500 bp) —	5,020
					Monthly
CMBX NA BB.9 Index	(1,666)	14,000	5,578	9/17/58	(500 bp) —	3,898
					Monthly
CMBX NA BB.9 Index	(1,685)	14,000	5,578	9/17/58	(500 bp) —	3,879
					Monthly
CMBX NA BB.9 Index	(313)	3,000	1,195	9/17/58	(500 bp) —	879
					Monthly
CMBX NA BBB–.6 Index	(7,354)	147,000	32,531	5/11/63	(300 bp) —	25,091
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(5,454)	80,000	38,416	11/18/54	(500 bp) —	32,884
					Monthly
CMBX NA BB.11 Index	(7,783)	72,000	34,574	11/18/54	(500 bp) —	26,722
					Monthly
CMBX NA BB.11 Index	(3,681)	54,000	25,931	11/18/54	(500 bp) —	22,197
					Monthly
CMBX NA BB.11 Index	(4,580)	46,000	22,089	11/18/54	(500 bp) —	17,464
					Monthly
CMBX NA BB.11 Index	(2,579)	35,000	16,807	11/18/54	(500 bp) —	14,194
					Monthly
CMBX NA BB.11 Index	(3,595)	35,000	16,807	11/18/54	(500 bp) —	13,178
					Monthly
CMBX NA BB.11 Index	(961)	17,000	8,163	11/18/54	(500 bp) —	7,186
					Monthly
CMBX NA BB.11 Index	(810)	16,000	7,683	11/18/54	(500 bp) —	6,858
					Monthly
CMBX NA BB.12 Index	(9,484)	104,000	51,126	8/17/61	(500 bp) —	41,542
					Monthly
CMBX NA BB.12 Index	(834)	9,000	4,424	8/17/61	(500 bp) —	3,582
					Monthly
CMBX NA BB.7 Index	(50,240)	397,000	133,233	1/17/47	(500 bp) —	82,607
					Monthly

86 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments
Swap counterparty/	received	Notional		nation	(paid)	Unrealized
Referenced debt*	(paid)**	amount	Value	date	by fund	appreciation
JPMorgan Securities LLC cont.
CMBX NA BB.9 Index	$(3,113)	$54,000	$21,514	9/17/58	(500 bp) —	$18,348
					Monthly
CMBX NA BB.9 Index	(1,948)	46,000	18,326	9/17/58	(500 bp) —	16,333
					Monthly
CMBX NA BB.9 Index	(766)	17,000	6,773	9/17/58	(500 bp) —	5,990
					Monthly
CMBX NA BBB–.6 Index	(15,886)	256,000	56,653	5/11/63	(300 bp) —	40,618
					Monthly
CMBX NA BBB–.7 Index	(13,698)	361,000	65,269	1/17/47	(300 bp) —	51,361
					Monthly
CMBX NA BBB–.7 Index	(1,779)	49,000	8,859	1/17/47	(300 bp) —	7,052
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,519)	97,000	44,736	11/17/59	(500 bp) —	39,123
					Monthly
CMBX NA BB.11 Index	(5,361)	100,000	48,020	11/18/54	(500 bp) —	42,562
					Monthly
CMBX NA BB.9 Index	(11,765)	302,000	120,317	9/17/58	(500 bp) —	108,258
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(4,177)	41,000	7,413	1/17/47	(300 bp) —	3,211
					Monthly
CMBX NA BB.10 Index	(5,139)	49,000	22,599	11/17/59	(500 bp) —	17,412
					Monthly
CMBX NA BB.11 Index	(5,696)	58,000	27,852	11/18/54	(500 bp) —	22,099
					Monthly
CMBX NA BB.11 Index	(3,145)	33,000	15,847	11/18/54	(500 bp) —	12,670
					Monthly
CMBX NA BB.12 Index	(988)	14,000	6,882	8/17/61	(500 bp) —	5,881
					Monthly
CMBX NA BB.12 Index	(980)	12,000	5,899	9/17/58	(500 bp) —	4,907
					Monthly
CMBX NA BB.7 Index	(4,628)	24,000	8,054	1/17/47	(500 bp) —	3,403
					Monthly
CMBX NA BB.9 Index	(5,935)	79,000	31,474	9/17/58	(500 bp) —	25,462
					Monthly
CMBX NA BB.9 Index	(3,405)	56,000	22,310	9/17/58	(500 bp) —	18,851
					Monthly
CMBX NA BB.9 Index	(3,444)	56,000	22,310	9/17/58	(500 bp) —	18,812
					Monthly
CMBX NA BB.9 Index	(2,131)	53,000	21,115	9/17/58	(500 bp) —	18,933
					Monthly
CMBX NA BB.9 Index	(2,893)	47,000	18,725	9/17/58	(500 bp) —	15,786
					Monthly
CMBX NA BB.9 Index	(3,956)	45,000	17,928	9/17/58	(500 bp) —	13,928
					Monthly

Dynamic Asset Allocation Growth Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments
Swap counterparty/	received	Notional		nation	(paid)	Unrealized
Referenced debt*	(paid)**	amount	Value	date	by fund	appreciation
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(3,677)	$43,000	$17,131	9/17/58	(500 bp) —	$13,412
					Monthly
CMBX NA BB.9 Index	(1,883)	38,000	15,139	9/17/58	(500 bp) —	13,219
					Monthly
CMBX NA BB.9 Index	(2,052)	38,000	15,139	9/17/58	(500 bp) —	13,050
					Monthly
CMBX NA BB.9 Index	(3,274)	27,000	10,757	9/17/58	(500 bp) —	7,457
					Monthly
CMBX NA BB.9 Index	(665)	17,000	6,773	9/17/58	(500 bp) —	6,092
					Monthly
CMBX NA BB.9 Index	(1,697)	14,000	5,578	9/17/58	(500 bp) —	3,867
					Monthly
Upfront premium received	—	Unrealized appreciation				1,883,946
Upfront premium (paid)	(592,829)	Unrealized (depreciation)				—
Total	$(592,829)	Total				$1,883,946

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20
(Unaudited)
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 34	B+/P	$944,525	$25,071,000	$1,609,558	6/20/25	500 bp —	$(651,105)
Index						Quarterly
NA IG Series 34	BBB+/P	(48,871)	27,300,000	181,709	6/20/25	100 bp —	(226,030)
Index						Quarterly
Total		$895,654					$(877,135)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

88 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$15,137,975	$27,362,637	$—
Capital goods	84,524,120	20,643,825	—
Communication services	66,519,343	22,143,345	—
Conglomerates	10,933,001	386,556	—
Consumer cyclicals	147,963,889	59,078,457	4
Consumer staples	101,571,380	52,050,632	—
Energy	28,594,908	13,978,272	—
Financials	138,179,483	69,179,451	—
Health care	149,115,846	43,447,261	—
Miscellaneous	—	1,346,857	—
Technology	340,548,769	68,706,333	—
Transportation	16,042,279	11,540,053	—
Utilities and power	50,933,133	11,673,443	—
Total common stocks	1,150,064,126	401,537,122	4

Asset-backed securities	—	9,166,473	—
Convertible bonds and notes	—	177,134	—
Convertible preferred stocks	—	90,853	—
Corporate bonds and notes	—	245,662,100	135
Foreign government and agency bonds and notes	—	12,265,615	—
Mortgage-backed securities	—	47,690,803	—
Preferred stocks	—	137,827	—
Purchased options outstanding	—	819,137	—
Senior loans	—	3,163,965	—
U.S. government and agency mortgage obligations	—	179,282,311	—
U.S. treasury obligations	—	1,890,893	—
Warrants	—	422,504	—
Short-term investments	266,847,687	107,311,105	—
Totals by level	$1,416,911,813	$1,009,617,842	$139

Dynamic Asset Allocation Growth Fund 89

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(599,918)	$—
Futures contracts	(3,358,876)	—	—
Written options outstanding	—	(478,625)	—
TBA sale commitments	—	(11,556,563)	—
Interest rate swap contracts	—	(3,218,255)	—
Total return swap contracts	—	(5,620,811)	—
Credit default contracts	—	(1,557,536)	—
Totals by level	$(3,358,876)	$(23,031,708)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities 3/31/20 (Unaudited)

ASSETS
Investment in securities, at value, including $9,677,124 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,204,975,450)	$2,151,949,352
Affiliated issuers (identified cost $274,580,442) (Notes 1 and 5)	274,580,442
Cash	10,984
Foreign currency (cost $122,529) (Note 1)	251,866
Dividends, interest and other receivables	7,287,861
Foreign tax reclaim	934,930
Receivable for shares of the fund sold	7,480,755
Receivable for investments sold	9,318,071
Receivable for sales of TBA securities (Note 1)	11,356,112
Receivable for variation margin on futures contracts (Note 1)	2,001,552
Receivable for variation margin on centrally cleared swap contracts (Note 1)	166,722
Unrealized appreciation on forward currency contracts (Note 1)	7,826,977
Unrealized appreciation on OTC swap contracts (Note 1)	24,372,326
Premium paid on OTC swap contracts (Note 1)	601,750
Prepaid assets	68,512
Total assets	2,498,208,212

LIABILITIES
Payable for investments purchased	4,388,977
Payable for purchases of TBA securities (Note 1)	110,770,730
Payable for shares of the fund repurchased	5,811,223
Payable for compensation of Manager (Note 2)	1,193,729
Payable for custodian fees (Note 2)	249,060
Payable for investor servicing fees (Note 2)	613,035
Payable for Trustee compensation and expenses (Note 2)	403,801
Payable for administrative services (Note 2)	4,579
Payable for distribution fees (Note 2)	1,170,800
Payable for variation margin on futures contracts (Note 1)	3,283,259
Payable for variation margin on centrally cleared swap contracts (Note 1)	4,717,632
Distributions payable to shareholders	2,412
Unrealized depreciation on OTC swap contracts (Note 1)	29,701,351
Premium received on OTC swap contracts (Note 1)	678,283
Unrealized depreciation on forward currency contracts (Note 1)	8,426,895
Written options outstanding, at value (premiums $560,340) (Note 1)	478,625
TBA sale commitments, at value (proceeds receivable $11,342,695) (Note 1)	11,556,563
Collateral on securities loaned, at value (Note 1)	9,906,755
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	4,064,893
Other accrued expenses	324,375
Total liabilities	197,746,977

Net assets	$2,300,461,235

(Continued on next page)

Dynamic Asset Allocation Growth Fund 91

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,456,917,567
Total distributable earnings (Note 1)	(156,456,332)
Total — Representing net assets applicable to capital shares outstanding	$2,300,461,235

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,288,206,935 divided by 94,865,301 shares)	$13.58
Offering price per class A share (100/94.25 of $13.58)*	$14.41
Net asset value and offering price per class B share ($33,498,533 divided by 2,523,311 shares)**	$13.28
Net asset value and offering price per class C share ($183,154,756 divided by 14,470,609 shares)**	$12.66
Net asset value, offering price and redemption price per class P share
($224,028,626 divided by 16,268,510 shares)	$13.77
Net asset value, offering price and redemption price per class R share
($22,344,395 divided by 1,688,614 shares)	$13.23
Net asset value, offering price and redemption price per class R5 share
($12,159,497 divided by 885,271 shares)	$13.74
Net asset value, offering price and redemption price per class R6 share
($288,173,362 divided by 20,927,582 shares)	$13.77
Net asset value, offering price and redemption price per class Y share
($248,895,131 divided by 18,107,022 shares)	$13.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Growth Fund

Statement of operations Six months ended 3/31/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $474,596)	$19,515,407
Interest (including interest income of $2,290,914 from investments in affiliated issuers) (Note 5)	12,750,436
Securities lending (net of expenses) (Notes 1 and 5)	21,816
Total investment income	32,287,659

EXPENSES
Compensation of Manager (Note 2)	8,193,922
Investor servicing fees (Note 2)	1,906,107
Custodian fees (Note 2)	152,980
Trustee compensation and expenses (Note 2)	52,302
Distribution fees (Note 2)	3,375,321
Administrative services (Note 2)	44,329
Other	462,322
Total expenses	14,187,283
Expense reduction (Note 2)	(8,004)
Net expenses	14,179,279

Net investment income	18,108,380

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,459,076
Foreign currency transactions (Note 1)	(156,867)
Forward currency contracts (Note 1)	(1,923,450)
Futures contracts (Note 1)	(37,159,747)
Swap contracts (Note 1)	5,626,978
Written options (Note 1)	(1,630,673)
Net increase from payments by affiliates (Note 2)	19,660
Total net realized loss	(33,765,023)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(328,644,997)
Assets and liabilities in foreign currencies	24,949
Forward currency contracts	833,795
Futures contracts	4,226,373
Swap contracts	(12,545,780)
Written options	(296,150)
Total change in net unrealized depreciation	(336,401,810)

Net loss on investments	(370,166,833)

Net decrease in net assets resulting from operations	$(352,058,453)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 93

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/20*	Year ended 9/30/19
Operations
Net investment income	$18,108,380	$49,114,355
Net realized loss on investments
and foreign currency transactions	(33,765,023)	(70,747,232)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(336,401,810)	(20,903,762)
Net decrease in net assets resulting from operations	(352,058,453)	(42,536,639)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(25,096,219)	(16,928,371)
Class B	(329,161)	(92,008)
Class C	(2,185,849)	(756,699)
Class M	—	(164,231)
Class P	(5,310,141)	(3,647,522)
Class R	(400,812)	(265,498)
Class R5	(281,724)	(226,964)
Class R6	(6,695,360)	(4,154,251)
Class Y	(5,732,942)	(4,429,723)
Net realized short-term gain on investments
Class A	—	(24,640,185)
Class B	—	(860,931)
Class C	—	(4,130,316)
Class M	—	(452,931)
Class P	—	(3,807,374)
Class R	—	(504,062)
Class R5	—	(261,959)
Class R6	—	(4,442,505)
Class Y	—	(5,158,166)
From net realized long-term gain on investments
Class A	—	(94,986,972)
Class B	—	(3,318,857)
Class C	—	(15,922,212)
Class M	—	(1,746,032)
Class P	—	(14,677,281)
Class R	—	(1,943,138)
Class R5	—	(1,009,841)
Class R6	—	(17,125,689)
Class Y	—	(19,884,531)
Increase (decrease) from capital share transactions (Note 4)	(85,503,283)	63,062,212
Total decrease in net assets	(483,593,944)	(225,012,676)

NET ASSETS
Beginning of period	2,784,055,179	3,009,067,855
End of period	$2,300,461,235	$2,784,055,179

* Unaudited.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 95

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2020**	$15.91	.10	(2.17)	(2.07)	(.26)	—	(.26)	$13.58	(13.30)*	$1,288,207	.53*	.63*	62*
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[e]	1.32[e]	216
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196
Class B
March 31, 2020**	$15.49	.04	(2.13)	(2.09)	(.12)	—	(.12)	$13.28	(13.62)*	$33,499	.90*	.24*	62*
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[e]	.56[e]	216
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196
Class C
March 31, 2020**	$14.79	.04	(2.02)	(1.98)	(.15)	—	(.15)	$12.66	(13.59)*	$183,155	.90*	.26*	62*
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[e]	.58[e]	216
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196
Class P
March 31, 2020**	$16.16	.14	(2.20)	(2.06)	(.33)	—	(.33)	$13.77	(13.13)*	$224,029	.32*	.84*	62*
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
March 31, 2020**	$15.49	.08	(2.12)	(2.04)	(.22)	—	(.22)	$13.23	(13.43)*	$22,344	.65*	.51*	62*
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[e]	1.09[e]	216
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 97

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
March 31, 2020**	$16.11	.12	(2.19)	(2.07)	(.30)	—	(.30)	$13.74	(13.16)*	$12,159	.39*	.76*	62*
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[e]	1.53[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196
Class R6
March 31, 2020**	$16.16	.13	(2.20)	(2.07)	(.32)	—	(.32)	$13.77	(13.16)*	$288,173	.34*	.82*	62*
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[e]	1.72[e]	216
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196
Class Y
March 31, 2020**	$16.12	.12	(2.19)	(2.07)	(.30)	—	(.30)	$13.75	(13.18)*	$248,895	.40*	.75*	62*
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[e]	1.59[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 99

Notes to financial statements 3/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through March 31, 2020.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares sere sold with a maximum front end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

100 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Growth Fund 101

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

102 Dynamic Asset Allocation Growth Fund

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

104 Dynamic Asset Allocation Growth Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

Dynamic Asset Allocation Growth Fund 105

Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $393,000 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,595,817 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,466,903 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,906,755 and the value of securities loaned amounted to $9,677,124.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$72,835,960	$—	$72,835,960

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,441,200,557, resulting in gross unrealized appreciation and depreciation of $258,566,604 and $299,627,951, respectively, or net unrealized depreciation of $41,061,347.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.294% of the fund’s average net assets.

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Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $19,660 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,283,233	Class R	23,280
Class B	35,005	Class R5	11,387
Class C	185,519	Class R6	85,947
Class M	6,921	Class Y	261,733
Class P	13,082	Total	$1,906,107

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6,759 under the expense offset arrangements and by $1,245 under the brokerage/service arrangements.

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Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,988, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,938,469
Class B	1.00%	1.00%	212,061
Class C	1.00%	1.00%	1,123,284
ClassM *	1.00%	0.75%	31,139
Class R	1.00%	0.50%	70,368
Total			$3,375,321

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $142,448 and $320 from the sale of class A and class M shares, respectively, and received $4,790 and $2,177 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $104 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,481,865,304	$1,512,414,365
U.S. government securities (Long-term)	—	—
Total	$1,481,865,304	$1,512,414,365

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 109

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	4,816,567	$77,537,974	7,167,070	$111,940,126
Shares issued in connection with
reinvestment of distributions	1,476,413	24,316,526	9,383,006	132,394,217
	6,292,980	101,854,500	16,550,076	244,334,343
Shares repurchased	(8,605,158)	(135,358,271)	(14,442,171)	(225,219,584)
Net increase (decrease)	(2,312,178)	$(33,503,771)	2,107,905	$19,114,759

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	33,333	$472,189	54,754	$833,182
Shares issued in connection with
reinvestment of distributions	20,240	326,473	306,094	4,230,226
	53,573	798,662	360,848	5,063,408
Shares repurchased	(445,368)	(6,999,380)	(938,028)	(14,390,514)
Net decrease	(391,795)	$(6,200,718)	(577,180)	$(9,327,106)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,134,221	$16,680,591	2,572,362	$37,528,167
Shares issued in connection with
reinvestment of distributions	139,132	2,139,856	1,538,954	20,314,197
	1,273,353	18,820,447	4,111,316	57,842,364
Shares repurchased	(2,193,608)	(32,258,566)	(4,819,423)	(70,192,551)
Net decrease	(920,255)	$(13,438,119)	(708,107)	$(12,350,187)

	SIX MONTHS ENDED 3/31/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	10,283	$160,218	132,223	$1,978,236
Shares issued in connection with
reinvestment of distributions	—	—	171,427	2,360,551
	10,283	160,218	303,650	4,338,787
Shares repurchased	(1,730,546)	(27,617,543)	(324,518)	(4,923,819)
Net decrease	(1,720,263)	$(27,457,325)	(20,868)	$(585,032)

110 Dynamic Asset Allocation Growth Fund

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class P	Shares	Amount	Shares	Amount
Shares sold	3,120,169	$49,985,319	6,145,720	$97,185,606
Shares issued in connection with
reinvestment of distributions	318,170	5,307,075	1,551,418	22,132,177
	3,438,339	55,292,394	7,697,138	119,317,783
Shares repurchased	(3,135,874)	(50,712,530)	(6,207,874)	(99,893,128)
Net increase	302,465	$4,579,864	1,489,264	$19,424,655

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	119,616	$1,847,725	270,633	$4,085,345
Shares issued in connection with
reinvestment of distributions	23,541	378,070	177,493	2,444,078
	143,157	2,225,795	448,126	6,529,423
Shares repurchased	(284,621)	(4,285,174)	(556,424)	(8,484,498)
Net decrease	(141,464)	$(2,059,379)	(108,298)	$(1,955,075)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	29,704	$472,669	75,835	$1,205,207
Shares issued in connection with
reinvestment of distributions	16,931	281,724	105,103	1,498,770
	46,635	754,393	180,938	2,703,977
Shares repurchased	(121,279)	(1,911,665)	(220,086)	(3,300,807)
Net decrease	(74,644)	$(1,157,272)	(39,148)	$(596,830)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,275,166	$68,792,683	4,581,676	$72,449,734
Shares issued in connection with
reinvestment of distributions	400,549	6,681,164	1,799,921	25,720,873
	4,675,715	75,473,847	6,381,597	98,170,607
Shares repurchased	(2,804,825)	(44,917,435)	(4,014,369)	(64,293,066)
Net increase	1,870,890	$30,556,412	2,367,228	$33,877,541

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,943,680	$47,506,051	6,112,924	$97,057,274
Shares issued in connection with
reinvestment of distributions	327,852	5,462,019	1,958,663	27,950,117
	3,271,532	52,968,070	8,071,587	125,007,391
Shares repurchased	(5,558,685)	(89,791,045)	(6,997,716)	(109,547,904)
Net increase (decrease)	(2,287,153)	$(36,822,975)	1,073,871	$15,459,487

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.4% of the outstanding shares of the fund.

Dynamic Asset Allocation Growth Fund 111

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 3/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$11,413,847	$103,538,202	$105,045,294	$87,456	$9,906,755
Putnam Short Term
Investment Fund**	259,274,989	278,208,315	272,809,617	2,290,914	264,673,687
Total Short-term
investments	$270,688,836	$381,746,517	$377,854,911	$2,378,370	$274,580,442

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

112 Dynamic Asset Allocation Growth Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$79,100,000
Written currency option contracts (contract amount)	$33,700,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$459,900,000
Centrally cleared interest rate swap contracts (notional)	$198,500,000
OTC total return swap contracts (notional)	$461,200,000
OTC credit default contracts (notional)	$22,100,000
Centrally cleared credit default contracts (notional)	$132,000,000
Warrants (number of warrants)	58,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,476,775	Unrealized depreciation	$4,034,311*
Foreign exchange
contracts	Investments, Receivables	8,646,114	Payables	8,905,520
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	22,893,116	Unrealized depreciation	38,379,375*
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	10,679,508*	Unrealized depreciation	6,968,687*
Total		$44,695,513		$58,287,893

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 113

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$4,525,684	$4,525,684
Foreign exchange
contracts	—	(252,195)	—	(1,923,450)	—	$(2,175,645)
Equity contracts	(53,888)	—	(43,010,389)	—	(106,827)	$(43,171,104)
Interest
rate contracts	—	—	5,850,642	—	1,208,121	$7,058,763
Total	$(53,888)	$(252,195)	$(37,159,747)	$(1,923,450)	$5,626,978	$(33,762,302)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(773,602)	$(773,602)
Foreign exchange
contracts	—	(340,255)	—	833,795	—	$493,540
Equity contracts	(288,970)	—	(3,807,677)	—	(8,231,842)	$(12,328,489)
Interest
rate contracts	—	—	8,034,050	—	(3,540,336)	$4,493,714
Total	$(288,970)	$(340,255)	$4,226,373	$833,795	$(12,545,780)	$(8,114,837)

114 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$166,722	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$166,722
OTC Total return
swap contracts*#	—	2,718	—	—	13,328,178	—	—	9,142,434	—	—	15,050	—	—	—	—	—	—	—	22,488,380
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	646,487	519,798	264,378	—	—	535,307	212,588	298,217	—	—	—	—	—	2,476,775
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	1,970,799	—	—	—	—	—	—	30,753	—	—	—	—	—	—	—	2,001,552
Forward currency contracts#	885,154	306,806	—	—	690,714	—	117,782	986,988	806,345	439,740	—	—	—	244,640	1,944,420	382,316	983,301	38,771	7,826,977
Purchased options**#	279,151	11	—	—	247,558	—	—	291,957	—	—	—	—	—	—	—	—	460	—	819,137
Total Assets	$1,164,305	$309,535	$166,722	$1,970,799	$14,266,450	$646,487	$637,580	$10,685,757	$806,345	$439,740	$581,110	$212,588	$298,217	$244,640	$1,944,420	$382,316	$983,761	$38,771	$35,779,543
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	162,414	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	162,414
OTC Total return
swap contracts*#	—	21,818	—	—	17,737,391	—	2,979	10,347,003	—	—	—	—	—	—	—	—	—	—	28,109,191
OTC Credit default contracts —
protection sold*#	32,886	—	—	—	—	255,109	356,243	976,563	—	—	457,286	883	182,552	—	—	—	—	—	2,261,522
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	4,555,218	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,555,218
Futures contracts§	—	—	—	2,661,259	—	—	—	—	—	—	622,000	—	—	—	—	—	—	—	3,283,259
Forward currency contracts#	1,072,535	395,896	—	—	480,499	—	300,873	2,080,113	310,751	1,643,800	—	—	—	313,842	920,151	81,323	685,583	141,529	8,426,895
Written options#	154,234	—	—	—	128,782	—	—	195,609	—	—	—	—	—	—	—	—	—	—	478,625
Total Liabilities	$1,259,655	$417,714	$4,717,632	$2,661,259	$18,346,672	$255,109	$660,095	$13,599,288	$310,751	$1,643,800	$1,079,286	$883	$182,552	$313,842	$920,151	$81,323	$685,583	$141,529	$47,277,124
Total Financial and Derivative
Net Assets	$(95,350)	$(108,179)	$(4,550,910)	$(690,460)	$(4,080,222)	$391,378	$(22,515)	$(2,913,531)	$495,594	$(1,204,060)	$(498,176)	$211,705	$115,665	$(69,202)	$1,024,269	$300,993	$298,178	$(102,758)	$(11,497,581)
Total collateral
received (pledged)†##	$(90,982)	$(108,179)	$—	$—	$(4,025,155)	$390,000	$—	$(2,913,531)	$495,594	$(1,204,060)	$—	$125,358	$110,000	$—	$1,024,269	$300,993	$298,178	$—
Net amount	$(4,368)	$—	$(4,550,910)	$(690,460)	$(55,067)	$1,378	$(22,515)	$—	$—	$—	$(498,176)	$86,347	$5,665	$(69,202)	$—	$—	$—	$(102,758)

116 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 117

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$1,304,000	$—	$390,000	$—	$—	$582,193	$—	$—	$125,358	$110,000	$—	$1,183,342	$370,000	$—	$—	$4,064,893
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$393,000	$—	$393,000
Collateral (pledged) (including
TBA commitments)**	$(90,982)	$(201,939)	$—	$—	$(4,025,155)	$—	$—	$(2,940,118)	$—	$(1,208,709)	$—	$—	$—	$—	$—	$—	$—	$—	$(8,466,903)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $20,011,060 and $5,388,133, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

118 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 119

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

120 Dynamic Asset Allocation Growth Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Growth Fund 121

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

122 Dynamic Asset Allocation Growth Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Dynamic Asset Allocation Growth Fund 123

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

124 Dynamic Asset Allocation Growth Fund

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA058 320761 5/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 27, 2020